UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

April 30, 2015

Dear Shareholders:

Over the past six months, worldwide economic concerns, lower crude oil prices relative to a year ago, and strength of the U.S. dollar against major world currencies have all played starring roles in an increasingly volatile marketplace.

Market Commentary

The final two months of 2014 brought volatility as investors adjusted to an environment that is, for the first time in six years, not driven primarily by Federal Reserve (Fed) monetary policy. Periods of Fed tightening, such as increases in interest rates, have historically been associated with a decline in investor risk tolerance and a greater focus on company fundamentals, such as earnings visibility and cash flow. As 2014 came to a close, investors began to prepare for increases in interest rates and an associated widening in credit spreads due to decreased appetites for ‘riskier’ assets. Despite the increased market volatility, which featured a sharp sell-off in December, the potential for Fed tightening, and concerns over global growth, domestic stocks still managed to post gains during the 4th calendar quarter of 2014.

The volatile environment also created opportunities within the fixed income market. The 10-year Treasury yield ended 2014 at 2.17% and posted a gain for the year. Ultimately, the combination of still very low interest rates, solid U.S. corporate earnings, and rising domestic economic growth was sufficient to keep investors in a relatively bullish frame of mind.

The volatility that began in the 4th quarter of last year persisted into early 2015, creating a difficult environment for investors. Commodity prices were weak, led by stagnant crude oil. There were also a number of concerns about global economic growth and the Fed rate hike cycle that is expected to begin later this year. In addition, housing data was less than robust, and corporate earnings releases were disappointing given the tolls on profitability caused by weak energy prices and the strong dollar. Nevertheless, continued improvement in the U.S. labor market, an uptick in U.S. consumer spending due to a strong dollar and low gasoline prices, and an acceleration of economic activity in Europe helped to offset what otherwise would have been more negative investor sentiment. Ultimately, all of these factors contributed to greater volatility, resulting in a small gain for the broad stock market in the first quarter of 2015 and a small loss in April. On the fixed income side, the asset class performed well as long-term interest rate levels have declined during the first several months of 2015.

The best performing equity sectors overall for the last six months included Consumer Discretionary, driven by the simulative effect of lower prices at the pump, Health Care, as investors sought out non-cyclical companies with stable earnings growth, and Technology, which rallied back after concerns about a sharp downturn were alleviated. Energy stocks fared poorly in the face of weak energy prices, and Utilities trailed the market due to lackluster earnings growth.

The next scene

We expect this environment to continue over the foreseeable future, which could bring a widening distribution of performance and falling correlations among asset classes. First quarter Gross Domestic Product (GDP) was negatively impacted by severe weather and a lengthy labor dispute involving West Coast ports, but overall economic activity is expected to return to stronger levels over the next few quarters. While the exact start date of the Fed’s tightening cycle is still uncertain, investors are already placing a greater focus on company fundamentals, such as earnings visibility and cash flow. We expect this to continue, and we are optimistic because such trends typically favor a fundamental investment management process similar to the approach we take at Westwood.

A discussion of each fund’s performance during the fiscal year is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the periods ended April 30, 2015 was as follows:

	Six Months	2015 Year-to-Date
Westwood LargeCap Value Fund – Institutional Class Shares (WHGLX)	3.91%	1.36%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	3.81%	1.27%
Russell 1000 Value Index	2.89%	0.21%
*	Without sales charge

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Relative performance was aided by strong security selection in Technology, Consumer Staples, and Energy as well as through the portfolio’s underweight position in Energy, an underperforming sector. Skyworks Solutions was a top individual contributor during the period. The company benefited from growing demand for its semiconductors for use in internet ready devices. Target Corp. aided the portfolio’s performance as strategic decisions by the new CEO benefited both customer and investor brand perception. The discontinuation of Target’s Canadian operations and a “back to basics” approach in the core domestic business led to an improvement in store traffic and financial returns. Favorable trends in the managed care space have helped shares of Aetna and Cigna. Growth in customers, combined with lower utilization trends, has helped the managed care space grow revenue while also improving margins. These benefits, along with steady share repurchases, have allowed for an attractive level of earnings growth. Increased billing complexity within the telecommunications industry has increased the value proposition for services provider Amdocs. This trend further entrenches Amdocs with their customers through increased switching costs, which improved Amdoc’s growth and free cash flow profile.

Security selection in the Financial Services and Producer Durables sectors and an underweight positon in REITs detracted from relative performance. On an Individual basis, Garmin underperformed after providing 2015 guidance that was below expectations due to increased investment spending and unfavorable foreign exchange movements. This investment spending will likely be offset as new product sales take hold. Also important, the company generated significant amounts of free cash flow allowing for ample flexibility, including the potential for increased cash to shareholders. WESCO International, an electrical products distributor, was impacted by sluggish construction trends in 2014 and modest industry pricing that continued into early 2015. Looking ahead, we expect pricing trends to improve as producer prices increase and Wesco benefits economies of scale due to their size. QUALCOMM Inc. fell after posting softer earnings largely due to uncollected royalty payments from Chinese customers. The persistent low interest rate environment impacted Bank of America’s earnings results during the fourth quarter of 2014. Concerns over the bank’s ability to return excess capital to shareholders also impacted shares. The company received conditional approval from the Federal Reserve for a $4 billion share repurchase plan, but the lack of a dividend increase disappointed shareholders. Despite the more limited capital return, the company’s operational improvement and earnings power remains underappreciated. Last, Simon Property Group underperformed along with the broader REIT asset class as fears of rising interest rates led investors to rotate out of this sector. Simon’s operations remained fundamentally sound as their tenants continued to benefit from improving consumer spending trends, and the company executes on its development program to drive future cash flow growth.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the periods ended April 30, 2015 was as follows:

	Six Months	2015 Year-to-Date
Westwood SMidCap Fund (WHGMX)	6.14%	5.53%
Russell 2500 Index	5.64%	3.33%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Stock selection in the Financial Services, Technology, and Materials & Processing sectors contributed positively to relative performance. Names that contributed to performance included Hospira, which traded higher on news that the company would be taken out by Pfizer for $17 billion. j2 Global rallied on solid execution and optimism over 17 small bolt-on acquisitions, while AVG Technologies traded up after stringing together two consecutive quarters of top-and bottom-line beats. Equifax appreciated on strong organic growth, particularly in the mortgage business, while AMC Networks rose on improving ad revenues and affiliate fee growth.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Stock selection in the Producer Durables, Energy, and Consumer Staples sectors detracted from relative performance. Stocks that detracted were all commodity driven names including Oasis Petroleum, Rex Energy, and Bonanza Creek. Each traded lower with the decline in crude oil prices. Joy Global fell as equipment sales into the global mining markets trended below expectations, and finally Cloud Peak sold off on lower coal and natural gas prices.

During the six month period, the portfolio benefitted from additional Health Care exposure. New holdings in this sector have minimal potential pricing headwinds arising from legislative actions. Corporate actions were also additive to performance. The acquisition of Hospira by Pfizer and the take-out of Life Time Fitness by a private equity firm both benefited the strategy. In addition, several holdings, including j2 Global and Broadridge, had their share prices rise due to their own acquisitions. In the Energy sector, repositioning resulted in lower exposure to low cost shale production and increased exposure to firms that have longer commodity price hedges in place.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the periods ended April 30, 2015 was as follows:

	Six Months	2015 Year-to-Date
Westwood SMidCap Plus Fund (WHGPX)	6.82%	5.75%
Russell 2500 Index	5.64%	3.33%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Security selection in the Financial Services, Health Care, and Technology sectors was additive to relative performance. Top performing stocks included Hospira, which rallied on the announcement of its acquisition by Pfizer at a nearly 40% premium. Equifax appreciated after solid earnings results and better than expected performance in its mortgage business, and j2 Global traded higher on both organic and acquisitive growth in its cloud business. AMC Networks saw consecutive quarters of improved advertising prospects, while Broadridge traded up on continued growth in the company’s investor communication services and announcements of accretive M&A activity.

Security selection in the Producer Durables and Consumer Discretionary sectors and an overweight allocation to Energy detracted from relative performance. Four of the worst performers were pressured by weak commodity prices. Oasis Petroleum and Bonanza Creek each sold off as crude oil prices declined, Joy Global traded lower on slower than expected equipment sales to mine operators, and Darling Ingredients faced margin headwinds in its feed business as a result of lower commodity prices correlated to crude oil. Finally, Garmin traded off as the company increased investments in advertising and product development.

During the six month period, the portfolio benefitted from additional Health Care exposure. New holdings in this sector have minimal potential pricing headwinds arising from legislative actions. Corporate actions were also additive to performance. The acquisition of Hospira by Pfizer and the take-out of Life Time Fitness by a private equity firm both benefited the strategy. In addition, several holdings, including j2 Global and Broadridge, had their share prices rise due to their own acquisitions. In the Energy sector, repositioning resulted in lower exposure to low cost shale production and increased exposure to firms that have longer commodity price hedges in place.

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund (the “Fund”) for the periods ended April 30, 2015 was as follows:

	Six Months	2015 Year-to-Date
Westwood SmallCap Value Fund (WHGSX)	3.66%	1.94%
Russell 2000 Value Index	2.05%	(0.20)%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 16, 2016. In the absence of current fee waivers, total return would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Relative performance was aided by security selection in the Materials & Processing, Financial Services and Technology sectors. Continental Building Products outperformed. Leverage to the construction recovery and wallboard price increases drove significant earnings beats and strong free cash flow generation. A Schulman, Inc. rose on the likely margin benefit from declining input costs and the accretive acquisition of Citadel Plastics. Top performers within the Technology sector included j2 Global Inc., which traded higher as a result of strong operational execution and 17 small bolt-on acquisitions that help bolster the company’s cloud services business. AVG Technologies, traded up after stringing together two consecutive quarters of top- and bottom-line beats. Shares of Lithia Motors surged as the company overcame some earlier used-vehicle margin pressure and reported better-than-expected same-store sales and earnings results.

Security selection in Producer Durables and Consumer Staples and an overweight in Energy were the largest detractors from relative performance. The precipitous decline in the price of crude oil during the period negatively impacted the performance of our energy-related stocks, including Contango Oil & Gas Company, Bonanza Creek Energy and CONE Midstream Partners. CONE Midstream Partners does not have direct exposure to commodity prices, but the MLP traded down as a result of reduced drilling plans at CONSOL Energy and Noble Energy. Exposure to the oil and gas industry also weighed on shares of Rush Enterprises. As one of the largest class 8 truck dealers to the oil and gas industry, the company expects reduced demand from the energy sector to hamper an otherwise healthy truck market in 2015. Lastly, Primoris Services underperformed due to a combination of poor execution and uncertainty regarding the outlook for capital spending in the energy sector.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the periods ended April 30, 2015 was as follows:

	Six Months	2015 Year-to-Date
Westwood Income Opportunity Fund – Institutional Class Shares (WHGIX)	1.27%	0.91%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	1.15%	0.85%
Citigroup 10-Year Treasury Index	3.59%	1.75%
Citigroup 3-Month Treasury Bill Index	0.01%	0.01%
S&P 500 Index	4.08%	1.73%
FTSE NAREIT Index	2.83%	(1.00)%
25/25/25/25 Blended Benchmark Index**	2.76%	0.78%
*	Without sales charge
**	25% Citigroup 10-year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Performance for the period was driven primarily by an allocation to Common Stocks and strong performance from REIT and Preferred Stock holdings. Both asset classes benefited greatly from declining interest rates. Alexandria Real Estate Equities, Inc. was the largest contributor to overall performance after the company’s annual investor day, held in early December 2014, helped buoy investor sentiment. Management introduced favorable guidance for 2015 and described the company’s operating landscape as the best it has seen in its 20 year history. JPMorgan Chase & Co. preferred stock rallied as interest rates declined, significantly outperforming JPMorgan Chase & Co. common stock (not owned). The Boeing Company common stock also performed very well on a series of positive earnings results that indicated an improving free cash flow profile supported by a massive backlog of orders. The plane maker also expanded its share repurchase plan to $12 billion – the largest in its history.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Weakness in crude oil prices negatively impacted the Fund’s energy and energy-related stocks and MLP holdings. Crestwood Midstream Partners LP was particularly hard hit as investors became increasingly skeptical of the company’s ability to achieve over 1.0X distribution coverage through the downturn. The single largest detractor from the portfolio’s performance was QUALCOMM, Inc. QUALCOMM shares were first weighed down by regulatory investigations in China, the U.S. and Europe regarding the company’s licensing business. Later, news that Samsung Electronics had decided not to use QUALCOMM’s Snapdragon chip in a flagship phone design also pressured the shares. Finally, Johnson & Johnson was a top detractor. With over 50% of its revenues generated outside the U.S., the company’s results have faced sizeable headwinds due to the strengthening U.S. dollar.

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund (the “Fund”) for the periods ended April 30, 2015 was as follows:

	Six Months	2015 Year-to-Date
Westwood Dividend Growth Fund (WHGDX)	4.79%	1.30%
S&P 500 Index	4.08%	1.73%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Absolute and relative performance for the strategy was positive for the six month period ending April 30, 2015. Positive relative performance was aided by stock selection overall, specifically in the Technology and Consumer Discretionary sectors, as well as an underweight in the poorly performing Energy sector.

Sector positioning for the strategy also contributed to the outperformance. The strategy was underweight most of the worst performing sectors including Energy, Utilities and Financial Services and overweight Consumer Discretionary, one of the best performing sectors. The Energy sector was one of the worst performing sectors as oil inventories grew to record levels, contributing to expectation among investors that oil prices will be lower for an extended period of time. In Consumer Discretionary, lower gas prices are beginning to be reflected in the results of retailers driving the strong performance. Our overweight position in Producer Durables offset some of the strong performance in other sectors. Many companies in the Producer Durables sector generate a material portion of earnings outside the United States. The strong dollar and slowing economies in emerging and developed markets outside the U.S. is providing a considerable headwind for these companies. However, we remain overweight this group, due to the global diversification of revenues and the high quality nature of these companies.

Stock selection was strong during the period, and provided the majority of the outperformance. Selection in Technology and Consumer Discretionary more than offset the negative selection in Producer Durables. In Technology, the strategy benefited strong performance from Skyworks Solutions, Apple Corp., Amdocs, and TE Connectivity. Skyworks solutions generated strong quarterly earnings and gave a favorable outlook for 2015. The company has multiple growth drivers including increased content on Mobile Devices, wearable devices, smart thermostats, connected set-top boxes and other internet connected home devices. Apple posted good results during the period, including a stunning 74.5 million iPhones sold in the 4th quarter of 2014. Gross margins were above expectations, driving earnings well ahead of Wall Street consensus expectations. Our thesis continues to play out in Amdocs as the market recognizes the value in their strong recurring cash flow streams. In Consumer Discretionary performance was driven by Dick’s Sporting Goods, Dillard’s and Foot Locker. Dick’s Sporting Goods performance was driven by reports the company was negotiating with private equity for a sale of the company. The strong performance from Dillard’s was due to reports the company may split off their real estate assets into a REIT. Additionally, good earnings reports from Foot Locker and Target Corp. were additive to performance.

Security selection in Producer Durables was a detractor to performance. Transportation stocks including Union Pacific and Flowserve lagged the overall market. Shares pulled back on weakness in oil prices that could lead to lower rail crude transportation volumes as energy exploration and projection companies dial back on their production. Additionally, rail

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

volumes for sand and other materials used in fracking could experience declines, along with oil field pumps and equipment, such as the products that Flowserve provides. Herman Miller results were below our expectations. The company has a strong pipeline of new product, has been investing in their sales force and we continue to hold it.

The Fund continues to hold underweight positions in higher yielding, interest rate sensitive industries including Telecommunications, Real Estate Investment Trusts and Utilities. The strong U.S. dollar and weakening global economies have produced a weaker fundamental story for energy and materials stocks, driving their prices lower. However, lower energy prices translate into lower gas prices for U.S. consumers. This is a positive fundamental story for the Consumer Discretionary sector. The strategy is overweight Consumer Discretionary, Health Care & Producer Durables. We remain focused on finding companies with high returns on capital, improving fundamentals, and prices that are at a discount to intrinsic value.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the periods ended April 30, 2015, was as follows:

	Six Months	2015 Year-to-Date
Westwood Short Duration High Yield Fund – Institutional Class Shares (WHGHX)	(0.09)%	2.17%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	(0.11)%	2.19%
BofA Merrill Lynch US High Yield Index†	1.51%	3.77%
*	Without sales charge.
†	The BofA Merrill Lynch US High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

It was a volatile period for the high yield market. A heavy concentration of energy-related issuers dominated investor focus and put pressure on the market, particularly toward the end of 2014. For the six-month period, the market returned an anemic 1.51% (as measured by the BofA Merrill Lynch US High Yield Index), while the Energy sector lost 3.50%. With the exception of Basic Materials, all other index sectors were positive. The broad high yield market ended April with a yield-to-worst of 5.92%, up 12 basis points from October 31, 2014.

The Westwood Short Duration High Yield Fund posted a modestly negative return for the six-month period ended April 30, 2015. High coupon income was a positive for performance, but the fall in oil prices put pressure on energy holdings. The fund has a lower concentration in the Energy sector than the overall high yield market (7.6% vs. 13.9%, or 57%). However, these holdings are biased towards single-B and lower-rated securities, as well as shorter maturities, which were all under pricing pressure. Away from Energy, all others sectors contributed positive returns. The Fund had an above-market average coupon, a yield-to-worst of almost 85% of the broad yield market and just over 35% of the market duration-to-worst (as measured by the BofA Merrill Lynch US High Yield Index).

The short duration portion of the high yield market continued to benefit from internally generated cash through maturities and early redemptions. And it is this naturally generated cash flow which gives us the optionality to reposition the portfolio to reflect a changing rate environment.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the periods ended April 30, 2015, was as follows:

	Six Months	2015 Year-to-Date
Westwood Global Equity Fund (WWGEX)	3.63%	7.09%
MSCI All Country World Index	5.24%	5.46%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Consumer Staples was the leading contributor, while Consumer Discretionary and Industrials detracted.

The unexpected merger of H.J. Heinz Co. and Kraft Foods was the main contributing factor for positive relative performance from Consumer Staples. Shares of Kraft Foods surged by almost 48% following the announcement of the U$40B deal in March, and we have trimmed our position in the portfolio to take profits. The new entity is expected to generate cost synergies and increased efficiencies from market share gains across an expanded portfolio of leading branded products that should improve both operating margins and top-line sales growth. Other holdings that contributed included Anheuser-Busch InBev, the world’s largest brewer and the subject of speculation that it may acquire rival SABMiller to aid its growth profile. Holdings in Europe, Henkel AG and Unilever also contributed. Thai Union Frozen was positive as the company continues to integrate the recently acquired Bumble Bee business in the U.S.

Consumer Discretionary detracted from an underweight allocation and security selection. Halla Visteon of South Korea reported disappointing results as forward revenue guidance was lowered due to the impact of a weaker euro and operating margin expansion was slower than expected. Shares of BEC World fell sharply in March following disappointing fourth quarter results. Operating profits declined almost 28% on a year over year basis due to slower revenue growth, higher SG&A and service costs due to increased competition. The company’s dividend yield at 4% should provide some support as we look for the broader macro and political environment in Thailand to improve. Positive contribution was provided by Informa PLC, a provider of business information, and Samsonite International, the world’s leading luggage manufacturer and retailer.

Companies that detracted in Industrials included U.S. holdings Caterpillar Inc. and Generac Holdings. Caterpillar faced increasing near-term challenges from slower growth in Emerging Markets, while Generac posted slower earnings growth following last year’s strong results due to unexpected weather-related demand. Positive contribution came from AGCO Corporation, Honeywell, and Stanley Black & Decker.

The outlook for global markets remains muted but positive as the European recovery gains traction and the U.S. recovery continues to strengthen. There is growing evidence from economic data to support optimism in Europe, but headwinds from a lack of domestic growth momentum threaten to undermine any benefits from the Quantitative Easing injection that the European Central Bank had announced. U.S. economic data continues to provide generally positive, but mixed signals, and a number of large corporations have already reported competitive challenges due to the strong U.S. dollar. The growing divergence in growth prospects and economic performance of global equities should present new opportunities for investors through prudent allocation and stock selection. As long-term, bottom-up investors, we remain focused on the fundamental attributes of companies such as earnings growth, margin strength and operating efficiency in order to identify companies that have a competitive advantage and ability to survive throughout market cycles.

Westwood Global Dividend Fund

The performance of the Westwood Global Dividend Fund (the “Fund”) for the periods ended April 30, 2015, was as follows:

	Six Months	2015 Year-to-Date
Westwood Global Dividend Fund (WWGDX)	4.87%	6.09%
MSCI All Country World Index	5.24%	5.46%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Consumer Staples and Telecommunication Services provided positive contribution, while Consumer Discretionary detracted. The unexpected merger of H.J. Heinz Co. and Kraft Foods was the main contributing factor to positive relative performance in Consumer Staples. Shares of Kraft Foods surged by almost 48% following the announcement of the U$40B deal in March, and we have trimmed our position in the portfolio to take profits. The new entity is expected to generate cost synergies and increased efficiencies from market share gains across an expanded portfolio of leading branded products that should improve both operating margins and top-line sales growth. Other holdings that contributed included Unilever as the company continues to expand in growth markets, and Anheuser-Busch InBev, the world’s largest brewer and the subject of speculation that it may acquire rival SABMiller to aid its growth profile. Thai Union Frozen was positive as the company continues to integrate the recently acquired Bumble Bee business in the U.S.

Telecommunication Services was positive primarily from exposure to SmarTone, a Hong Kong-based company that is benefitting from a consolidation in the industry that should increase pricing power. Shares also traded higher as mainland investors were allowed to buy HK-listed securities through recently introduced legislation. Nippon Telegraph of Japan, and MTN, a South-African based telecom company with exposure to parts of the Middle East and Africa, also contributed.

Consumer Discretionary detracted from an underweight allocation and security selection. Shares of BEC World fell sharply in March following disappointing fourth quarter results. The company’s dividend yield at 4% should provide some support as we look for the broader macro and political environment in Thailand to improve. Halla Visteon of South Korea reported disappointing results as forward revenue guidance was lowered due to the impact of a weaker euro and operating margin expansion was slower than expected. Positive contribution was provided by Informa PLC, a provider of business information, and Samsonite International, the world’s leading luggage manufacturer and retailer.

The outlook for global markets remains muted but positive as the European recovery gains traction and the U.S. recovery continues to strengthen. There is growing evidence from economic data to support optimism in Europe, but headwinds from a lack of domestic growth momentum threaten to undermine any benefits from the QE injection that the ECB had announced. U.S. economic data continues to provide generally positive, but mixed signals, and a number of large corporations have already reported competitive challenges due to the strong U.S. dollar. The growing divergence in growth prospects and economic performance of global equities should present new opportunities for investors through prudent allocation and stock selection. In this mandate, the importance of a sustainable and growing long-term dividend yield policy is an important component of total return for investors as we remain focused on the fundamental attributes of companies that have the competitive advantage and ability to survive throughout the market cycle.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the periods ended April 30, 2015, was as follows:

	Six Months	2015 Year-to-Date
Westwood Emerging Markets Fund – Institutional Class Shares (WWEMX)	2.25%	6.73%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	2.08%	6.61%
MSCI Emerging Markets Index	4.04%	10.17%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Within the portfolio, Financials and Consumer Discretionary were the main detractors, while Materials was additive to relative return. In Financials, domestic growth concerns weighed on shares of local institutions. Bank of Georgia detracted amid

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

fears that slower domestic growth could adversely impact the outlook for earnings this year. We are long-term investors and therefore viewed this as a buying opportunity based on the fundamental strength of the institution, experience of the management team, and recent encouraging earnings results. Kasikornbank also detracted after reported Q1 net profit missed consensus expectations, but still rose 4% higher on a year over year basis. Other detractors included PKO Bank of Poland and Credicorp in Peru. Positive contribution was from names in China/Hong Kong, such as real estate developer China Overseas Land and insurance company AIA Group.

Overweight allocation relative to the MSCI Emerging Markets Index and negative security selection led to detraction in Consumer Discretionary. PT Media Nusantara in Indonesia detracted as domestic growth concerns resulted in a broad market decline. The company has been active in implementing measures to offset slower growth in advertising revenues through changes in content and operational efficiencies. Korean companies Halla Visteon Climate Control and Hankook Tire detracted from results. Halla Visteon reported disappointing results as forward revenue guidance was lowered due to the impact of a weaker euro, and operating margin expansion was slower than expected. Hankook Tire missed estimates for reported sales and operating margins due to an increasingly competitive, deflationary pricing environment, but overall operating profitability remained resilient. Brazilian retailer Lojas Americanas detracted amid expected headwinds in the retail industry. Shares of the company have strongly outperformed peers over the past year as sales momentum remained solid in the midst of a bold expansion plan.

Chinese tobacco-flavouring company Huabao International, and low-cost gold producer Koza Altin led contribution in Materials. Huabao continues to generate high cash flow and exhibits both defensive and growth characteristics. The price of gold has recovered early in the year amid further QE in Europe and weaker than expected economic data in the U.S, helping gold producers Koza Altin and Randgold to contribute. Other positive contributors included Siam Cement in Thailand, which is an indicator of positive trends for economic growth prospects and domestic spending in that region.

Emerging Markets offer attractive long-term investment opportunities for investors, particularly as valuations remain at or below historic levels, and fundamentals are attractive from a bottom-up perspective. We expect a more moderate domestic growth environment for most EM markets this year. Authorities in many countries including China, India, Thailand, and Turkey, have demonstrated the will and the ability to mobilize financial resources and implement a range of policy tools. To support domestic growth and mitigate any risks from external influences governments are implementing both structural and economic reforms. We will continue to seek companies that can outsmart prevailing sentiment and the broader macro environment. Our focus remains on ensuring that risk controls are prevalent throughout our disciplined investment and portfolio positioning process.

Westwood MLP and Strategic Energy Fund

The performance of the Westwood MLP and Strategic Energy Fund for the period ending April 30, 2015 was as follows:

	2015 Year-to-Date	Cumulative Since Inception*
Westwood MLP and Strategic Energy Fund (WMLPX)	5.68%	5.47%
Alerian MLP Index	0.63%	(0.22)%
*	Inception date is December 29, 2014

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Commodity prices, interest rates, and credit spreads remained volatile. However, financial results for the March 2015 quarter were largely in-line with expectations, and distribution growth in the MLP asset class was healthy at 8% for the quarter. Whereas the year began with a dearth of new midstream project announcements, recently a handful of management teams have secured long-term commitments from producers and refiners to build infrastructure. Industry allocation and security selection helped the portfolio outperform its benchmark, with over weightings in General Partnership securities and allocation to renewable energy focused “YieldCo’s” driving the majority of outperformance.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Security selection was strongest in Renewable Energy Infrastructure, Natural Gas Pipelines and in Crude and Refined Products. As compared to the benchmark, an underweight in Natural Gas Pipelines and in Gathering and Processing helped relative performance while an underweight in Midstream Crude and Refined Product was a headwind. The best performing securities included TerraForm Power, which benefited from a recent acquisition and the removal of equity overhang following an equity offering. NextEra Energy Partners also moved higher as demand for contracted renewable power continued to grow and management acquires assets from the parent company in accretive transactions. In addition to strong fundamentals underlying its fee-based business model, SemGroup benefited early in the year from publicity surrounding an activist investor. Management also identified a new growth project along the U.S. Gulf Coast to serve three Motiva refineries. Additionally, as crude oil prices bounced off recent lows, many Crude and Refined Product businesses benefited, and SemGroup was no exception. Valero Energy Partners was rewarded as the MLP enjoyed the benefit of an accelerated drop down and distribution growth strategy. Management indicated the MLP will reach the highest IDR (incentive distribution rights) splits by the fourth quarter of 2015.

Relative performance was hindered by security selection in the Exploration and Production and Utilities sectors. Weak pricing curtailed production and financial results for National Fuel Gas, although the midstream and utility businesses held within the company continued to grow. This holding was subsequently sold. CONSOL Energy underperformed our expectations despite encouraging financial results and an operationally solid first quarter. As mentioned, the natural gas price environment remains relatively soft, and CONSOL’s exposure to coal mining likely fostered negative sentiment. Positively, however, management has made progress buying back shares and had success in reducing coal operating costs, extending debt maturities, and reducing interest expenses. EQT Midstream Partners price performance was weaker than expected on anticipation of a public offering of General Partner interests. Summit Midstream Partners missed expectations when reporting financial results and revised guidance lower.

Oil prices staged a rally beginning in mid-March, lifting share prices of many midstream energy companies throughout April as well. However, we continue to search for mispriced opportunities and remain cognizant of the underlying fundamentals of businesses we own. The majority of our holdings are supported by long-term, fee based contracts that generate cash flows in any commodity price environment.

Westwood Opportunistic High Yield Fund

The performance of the Westwood Opportunistic High Yield Fund for the period ending April 30, 2015 was as follows:

	2015 Year-to-Date	Cumulative Since Inception*
Westwood Opportunistic High Yield Fund – Institutional Class Shares (WWHYX)	2.48%	2.38%
Westwood Opportunistic High Yield Fund – Ultra Shares (WHYUX)**	2.40%	2.30%
BofA Merrill Lynch US High Yield Index	3.77%	3.78%
*	Inception date is December 29, 2014.
**	Without sales charge.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced. For performance data current to the most recent month end, please call 1.877.FUND.WHG, or visit our website at www.westwoodfunds.com.

Year to date through April, U.S. economic data fell short of expectations, as winter weather, the West Coast port strike and weaker exports due to a strong dollar weighed on the economy. This prompted the Federal Open Market Committee (FOMC) and economists to lower forecasts for U.S. growth and interest rates. Before declining 3.8% in April, the US Dollar Index gained 9.0% through March, touching highs not seen since 2003. WTI Crude oil prices fell 10.6% in the first quarter to $47.6 per barrel before rising 25.3% to $59.6 in April. The yield curve flattened as Treasuries ended April with the 2-year 12 basis points (bps) lower to 0.56% and the 10-year 13 bps lower at 2.04%.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The BofA Merrill Lynch US High Yield Index, the Fund’s benchmark, returned 3.77% during the first four months of the year, amid record high yield mutual fund inflows and support from lower interest rates. The average index price was up 1.83 points, credit spreads tightened by 49 bps to 451 bps and the average yield-to-worst was lower by 67 bps to 5.92%. High yield outperformed investment grade corporates and large cap equities, as represented by the BofA Merrill Lynch US Corporate (+1.71%) and S&P 500 indices (+1.92%). In high yield, performance was positive across all credit qualities and sectors. Single-B rated credits led the market while BBs and CCCs were tied. After standout sharp underperformance in 2014’s fourth quarter, the Energy sector led the market, followed by the Consumer sector, while Basic Industry lagged. Liquidity generally improved within the Energy sector, but some pockets remained challenged.

The newly launched Westwood Opportunistic High Yield Fund continues to build toward its optimal portfolio configuration. As of the end of April, the Fund’s targeted positioning was barbelled with respect to risk. The Fund held a modest overweight within the defensive short duration segment of the market to protect against rising interest rates. It was also opportunistic about positioning within the more speculative part of the market and adding higher-yielding energy exposure at lower dollar prices. Last, the Fund is also participating in higher-quality and secured new issuance with attractive income opportunities.

The Fund closed the month of April with 165 bond holdings, representing 150 issuers, having ramped up significantly since its launch in December 2014. The largest position, HCA (Hospital Corporation of America) 7.5% bonds due 2022, represented 1.36% of the portfolio, and the top five positions represented 6.46%. Performance year to date through April lagged the index as cash and the portfolio ramp-up was a drag on returns. The Fund had a yield-to-worst of 6.02%, which was generally in line with the index, and a duration-to-worst of 3.7 years, which was modestly shorter than the index.

Thank you for your continued trust in our process and strategies. We look forward to reporting to you again in six months.

Sincerely,

The Investment Team

The Westwood Funds

This represents the managers’ assessment of the Portfolios and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk including possible loss of principal.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that a Fund will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investment in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk and interest rate fluctuations. Diversification does not protect against market loss.

THE ADVISORS’ INNER CIRCLE FUND

Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

Average Coupon is the dollar-weighted average interest rate, expressed as a percentage of face value, paid on the securities held by a bond portfolio.

BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Quantitative Easing is a monetary policy used by central banks to stimulate the economy.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.0%
	Shares	Value

CONSUMER DISCRETIONARY — 16.0%
AMC Networks, Cl A*	34,500	$2,602,680
BorgWarner	46,800	2,770,560
Comcast, Cl A	53,300	3,078,608
Garmin	53,100	2,399,589
Home Depot	28,000	2,995,440
Target	37,900	2,987,657
Time Warner	34,200	2,886,822
Viacom, Cl B	39,100	2,715,495

		22,436,851

CONSUMER STAPLES — 9.1%
Colgate-Palmolive	41,600	2,798,848
General Mills	43,800	2,423,892
JM Smucker	25,200	2,921,184
McCormick	41,500	3,124,950
PepsiCo	15,600	1,483,872

		12,752,746

ENERGY — 8.3%
Chevron	26,400	2,931,984
EOG Resources	30,900	3,057,555
EQT	14,800	1,331,112
Exxon Mobil	31,500	2,752,155
Occidental Petroleum	19,900	1,593,990

		11,666,796

FINANCIAL SERVICES — 20.2%
American International Group	51,400	2,893,306
Bank of America	247,900	3,949,047
Capital One Financial	37,600	3,039,960
CIT Group	45,900	2,066,877
Hartford Financial Services Group	73,400	2,992,518
Invesco	74,700	3,094,074
JPMorgan Chase	82,400	5,212,624
Wells Fargo	93,500	5,151,850

		28,400,256

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 13.0%
Abbott Laboratories	63,100	$2,929,102
Aetna	33,000	3,526,710
Becton Dickinson	29,400	4,141,578
Cigna	29,600	3,689,344
Johnson & Johnson	40,200	3,987,840

		18,274,574

PRODUCER DURABLES — 13.3%
Boeing	18,100	2,594,454
FedEx	12,400	2,102,668
Honeywell International	27,800	2,805,576
MSC Industrial Direct, Cl A	19,500	1,385,670
Raytheon	28,300	2,943,200
Union Pacific	25,100	2,666,373
United Technologies	23,900	2,718,625
WESCO International*	20,300	1,464,442

		18,681,008

REAL ESTATE INVESTMENT TRUST — 1.8%
Simon Property Group	13,600	2,468,264

TECHNOLOGY — 11.2%
Amdocs	93,800	5,165,566
Apple	25,400	3,178,810
DST Systems	24,500	2,819,460
eBay*	55,500	3,233,430
Skyworks Solutions	15,200	1,402,200

		15,799,466

UTILITIES — 6.1%
Nextera Energy	27,600	2,785,668
Verizon Communications	61,600	3,107,104
Wisconsin Energy	56,000	2,750,720

		8,643,492

Total Common Stock (Cost $98,600,553)		139,123,453

SHORT-TERM INVESTMENT — 1.7%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $2,467,477)	2,467,477	2,467,477

Total Investments — 100.7% (Cost $101,068,030)		$141,590,930

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
APRIL 30, 2015 (Unaudited)

Percentages are based upon Net Assets of $140,569,118.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2015.

Cl – Class

As of April 30, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%
	Shares	Value

CONSUMER DISCRETIONARY — 11.0%
AMC Networks, Cl A*	201,200	$15,178,528
Dick’s Sporting Goods	162,400	8,811,824
Life Time Fitness*	83,042	5,937,503
Meredith	148,830	7,745,113
Rent-A-Center, Cl A	411,930	12,193,128
Woodward	219,383	10,321,970

		60,188,066

CONSUMER STAPLES — 5.3%
Darling Ingredients*	343,539	4,692,743
Dean Foods	841,600	13,676,000
Energizer Holdings	79,386	10,845,715

		29,214,458

ENERGY — 4.4%
Bonanza Creek Energy*	174,015	4,795,853
Memorial Resource Development*	284,600	5,746,074
PDC Energy*	106,514	6,043,604
RSP Permian*	267,872	7,773,646

		24,359,177

FINANCIAL SERVICES — 17.4%
BankUnited	334,590	10,994,627
Broadridge Financial Solutions	22,450	1,210,504
Cardtronics*	387,957	14,637,618
Comerica	122,100	5,788,761
East West Bancorp	133,296	5,410,485
Equifax	144,610	14,017,047
First Financial Bancorp	498,610	8,606,009
PrivateBancorp, Cl A	315,086	11,680,238
SVB Financial Group*	87,736	11,647,831
Wintrust Financial	239,658	11,680,931

		95,674,051

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 12.3%
CONMED	183,848	$9,234,685
Haemonetics*	279,494	11,327,892
Integra LifeSciences Holdings*	113,207	6,654,307
MEDNAX*	153,082	10,835,144
PerkinElmer	165,642	8,490,809
Premier, Cl A*	248,306	9,410,798
Teleflex	94,678	11,641,607

		67,595,242

MATERIALS & PROCESSING — 11.3%
Albemarle	135,909	8,113,767
Apogee Enterprises	173,266	9,117,257
Beacon Roofing Supply*	343,944	10,222,016
Boise Cascade*	266,238	9,238,458
MeadWestvaco	126,747	6,185,254
PolyOne	222,198	8,676,832
Rock-Tenn, Cl A	81,400	5,126,572
Trex*	107,237	5,031,560

		61,711,716

PRODUCER DURABLES — 12.4%
BE Aerospace	107,226	6,411,043
Herman Miller	259,806	7,121,282
KLX*	188,345	7,893,539
Landstar System	69,101	4,305,683
Pitney Bowes	544,100	12,171,517
Rush Enterprises, Cl A*	79,784	2,085,554
Trimble Navigation*	378,372	9,622,000
TrueBlue*	289,972	8,345,394
Watts Water Technologies, Cl A	184,818	10,081,822

		68,037,834

REAL ESTATE INVESTMENT TRUST — 5.1%
Alexandria Real Estate Equities	111,278	10,279,862
Inland Real Estate	521,812	5,369,445
Potlatch	206,800	7,632,988
STAG Industrial	215,000	4,671,950

		27,954,245

TECHNOLOGY — 16.4%
Amdocs	283,639	15,620,000
ARRIS Group*	410,544	13,825,069
AVG Technologies*	602,329	14,407,710
Brocade Communications Systems	458,901	5,185,582
IAC	153,100	10,689,442

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
j2 Global	242,449	$16,818,687
ON Semiconductor*	1,183,166	13,630,072

		90,176,562

UTILITIES — 1.8%
Questar	426,466	9,996,363

Total Common Stock (Cost $432,402,812)		534,907,714

SHORT-TERM INVESTMENT — 3.0%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $16,146,976)	16,146,976	16,146,976

Total Investments — 100.4% (Cost $448,549,788)		$551,054,690

Percentages are based upon Net Assets of $549,099,413.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2015.

Cl – Class

As of April 30, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2015 , there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.9%
	Shares	Value

CONSUMER DISCRETIONARY — 18.1%
AMC Networks, Cl A*	44,100	$3,326,904
BorgWarner	52,600	3,113,920
Dick’s Sporting Goods	36,200	1,964,212
Garmin	63,500	2,869,565
H&R Block	39,200	1,185,408
Life Time Fitness*	19,300	1,379,950
Meredith	33,001	1,717,372
Mohawk Industries*	18,100	3,140,350
Rent-A-Center, Cl A	71,600	2,119,360
Woodward	47,900	2,253,695

		23,070,736

CONSUMER STAPLES — 5.1%
Darling Ingredients*	91,900	1,255,354
Dr. Pepper Snapple Group	16,700	1,245,486
Energizer Holdings	10,100	1,379,862
JM Smucker	22,500	2,608,200

		6,488,902

ENERGY — 5.2%
Bonanza Creek Energy*	40,500	1,116,180
CONSOL Energy	40,500	1,315,440
Memorial Resource Development*	64,400	1,300,236
PDC Energy*	25,400	1,441,196
RSP Permian*	51,200	1,485,824

		6,658,876

FINANCIAL SERVICES — 14.4%
BankUnited	73,600	2,418,496
Broadridge Financial Solutions	29,350	1,582,552
Comerica	22,300	1,057,243
East West Bancorp	33,400	1,355,706
Equifax	37,800	3,663,954
Hartford Financial Services Group	65,300	2,662,281

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
PrivateBancorp, Cl A	40,399	$1,497,591
SVB Financial Group*	21,400	2,841,064
Wintrust Financial	25,700	1,252,618

		18,331,505

HEALTH CARE — 11.4%
Haemonetics*	45,700	1,852,221
Hospira*	24,700	2,156,063
MEDNAX*	42,500	3,008,150
PerkinElmer	37,500	1,922,250
Premier, Cl A*	71,400	2,706,060
Teleflex	23,000	2,828,080

		14,472,824

MATERIALS & PROCESSING — 5.0%
Albemarle	30,772	1,837,088
MeadWestvaco	28,176	1,374,989
PolyOne	51,850	2,024,743
Rock-Tenn, Cl A	18,400	1,158,832

		6,395,652

PRODUCER DURABLES — 11.2%
BE Aerospace	30,500	1,823,595
Hubbell, Cl B	9,200	1,001,236
KLX*	48,750	2,043,113
Landstar System	16,900	1,053,039
Pitney Bowes	126,500	2,829,805
Textron	50,800	2,234,184
Trimble Navigation*	88,000	2,237,840
Watts Water Technologies, Cl A	18,200	992,810

		14,215,622

REAL ESTATE INVESTMENT TRUST — 2.7%
Alexandria Real Estate Equities	23,500	2,170,930
Potlatch	17,100	631,161
PS Business Parks	9,100	694,785

		3,496,876

TECHNOLOGY — 20.3%
Altera	67,100	2,796,728
Amdocs	49,500	2,725,965
ARRIS Group*	94,200	3,172,185
Avnet	26,700	1,138,221
Brocade Communications Systems	107,000	1,209,100
IAC	35,900	2,506,538
j2 Global	47,000	3,260,390

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
NetApp	88,400	$3,204,500
ON Semiconductor*	286,600	3,301,632
SanDisk	38,700	2,590,578

		25,905,837

UTILITIES — 2.5%
Questar	78,600	1,842,384
Wisconsin Energy	27,200	1,336,064

		3,178,448

Total Common Stock (Cost $106,132,254)		122,215,278

SHORT-TERM INVESTMENT — 4.3%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $5,520,642)	5,520,642	5,520,642

Total Investments — 100.2% (Cost $111,652,896)		$127,735,920

Percentages are based upon Net Assets of $127,443,183.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2015.

Cl – Class

As of April 30, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.2%
	Shares	Value

CONSUMER DISCRETIONARY — 11.6%
ClubCorp Holdings	84,030	$1,839,417
Hibbett Sports*	25,100	1,174,680
International Speedway, Cl A	42,800	1,556,208
Knoll	113,650	2,587,811
Lithia Motors, Cl A	27,700	2,762,521
Marcus	142,353	2,757,377
Meredith	27,980	1,456,079
Rent-A-Center, Cl A	55,922	1,655,291

		15,789,384

CONSUMER STAPLES — 2.0%
J&J Snack Foods	26,017	2,714,354

ENERGY — 6.7%
Bonanza Creek Energy*	64,641	1,781,506
Cone Midstream Partners LP (A)	82,083	1,481,598
Matrix Service*	61,291	1,346,563
RSP Permian*	50,365	1,461,592
Synergy Resources*	192,989	2,312,008
World Point Terminals LP (A)	42,782	742,696

		9,125,963

FINANCIAL SERVICES — 20.6%
AMERISAFE	34,063	1,539,307
BancFirst	24,450	1,411,254
Chemical Financial	86,250	2,665,125
Columbia Banking System	93,300	2,771,010
Employers Holdings	109,321	2,668,526
Glacier Bancorp	101,700	2,678,778
Heartland Payment Systems	51,624	2,627,662
LegacyTexas Financial Group	54,300	1,381,935
Opus Bank	44,946	1,406,810
PrivateBancorp, Cl A	75,350	2,793,224
Safety Insurance Group	24,404	1,419,092

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
WesBanco	85,125	$2,682,289
Wintrust Financial	43,945	2,141,879

		28,186,891

HEALTH CARE — 5.4%
CONMED	23,300	1,170,359
Haemonetics*	21,000	851,130
Integra LifeSciences Holdings*	21,617	1,270,647
Merit Medical Systems*	67,800	1,315,998
Omnicell*	76,000	2,700,280

		7,308,414

MATERIALS & PROCESSING — 10.7%
A Schulman	63,885	2,711,918
Apogee Enterprises	47,900	2,520,498
Beacon Roofing Supply*	44,852	1,333,001
Boise Cascade*	78,300	2,717,010
Continental Building Products*	69,700	1,534,097
Trex*	55,135	2,586,934
US Silica Holdings	32,890	1,228,442

		14,631,900

PRODUCER DURABLES — 17.6%
Alamo Group	21,852	1,350,017
Gorman-Rupp	70,247	1,904,396
Heartland Express	132,700	2,776,084
Herman Miller	56,400	1,545,924
Kaman	62,901	2,623,601
Kelly Services, Cl A	79,892	1,311,826
Littelfuse	27,913	2,735,195
Roadrunner Transportation Systems*	115,312	2,821,685
Rush Enterprises, Cl A*	100,773	2,634,206
TAL International Group	68,000	2,620,720
TrueBlue*	60,328	1,736,240

		24,059,894

REAL ESTATE INVESTMENT TRUST — 10.2%
CyrusOne	82,100	2,666,608
Inland Real Estate	93,242	959,460
Potlatch	47,600	1,756,916
PS Business Parks	22,533	1,720,395
STAG Industrial	122,903	2,670,682
Summit Hotel Properties	211,553	2,786,153
Terreno Realty	67,415	1,434,591

		13,994,805

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — 7.4%
AVG Technologies*	95,200	$2,277,184
DTS*	71,881	2,576,934
j2 Global	38,500	2,670,745
Semtech*	111,083	2,587,123

		10,111,986

UTILITIES — 4.0%
ALLETE	53,430	2,687,529
NorthWestern	53,400	2,781,606

		5,469,135

Total Common Stock (Cost $111,680,716)		131,392,726

SHORT-TERM INVESTMENT — 2.7%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $3,751,898)	3,751,898	3,751,898

Total Investments — 98.9% (Cost $115,432,614)		$135,144,624

Percentages are based upon Net Assets of $136,596,594.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At April 30, 2015, these securities amounted $2,224,294 or 1.6% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2015.

Cl – Class

LP – Limited Partnership

As of April 30, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 56.2%
	Shares	Value

CONSUMER DISCRETIONARY — 3.7%
Comcast, Cl A	1,198,300	$69,213,808
Time Warner	417,100	35,207,411

		104,421,219

CONSUMER STAPLES — 4.5%
General Mills	1,023,698	56,651,447
PepsiCo	736,100	70,017,832

		126,669,279

ENERGY — 13.1%
Chevron	327,600	36,383,256
Energy Transfer Equity LP (A)	479,910	31,990,801
Enterprise Products Partners LP (A)	1,077,682	36,910,609
Kinder Morgan	973,100	41,794,645
Magellan Midstream Partners LP (A)	347,534	29,019,089
Occidental Petroleum	438,863	35,152,926
Plains All American Pipeline LP (A)	718,304	35,994,214
Plains GP Holdings LP, Cl A (A)	1,007,740	29,627,556
Spectra Energy	762,000	28,384,500
Western Gas Partners LP (A)	421,269	30,706,297
Williams Partners (A)	637,501	31,492,549

		367,456,442

FINANCIAL SERVICES — 11.0%
Capital One Financial	868,600	70,226,310
Hartford Financial Services Group	1,662,567	67,782,856
MetLife	673,561	34,546,944
Travelers	318,800	32,233,868

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
US Bancorp	1,618,800	$69,397,956
Wells Fargo	626,200	34,503,620

		308,691,554

HEALTH CARE — 7.3%
Abbott Laboratories	736,200	34,174,404
Becton Dickinson	478,600	67,420,382
Johnson & Johnson	691,400	68,586,880
Novartis ADR	345,121	35,133,318

		205,314,984

MATERIALS & PROCESSING — 1.3%
EI Du Pont de Nemours	472,000	34,550,400

PRODUCER DURABLES — 7.3%
Boeing	226,535	32,471,527
General Electric	2,540,200	68,788,616
Honeywell International	693,614	69,999,525
Raytheon	316,543	32,920,472

		204,180,140

REAL ESTATE INVESTMENT TRUST — 4.3%
Alexandria Real Estate Equities	569,924	52,649,579
Boston Properties	353,300	46,745,123
PS Business Parks	283,364	21,634,841

		121,029,543

TECHNOLOGY — 1.3%
Microsoft	716,800	34,865,152

UTILITIES — 2.4%
Nextera Energy	331,400	33,448,202
Southern	780,260	34,565,518

		68,013,720

Total Common Stock (Cost $1,293,558,707)		1,575,192,433

PREFERRED STOCK — 9.4%
FINANCIAL SERVICES — 8.4%
Bank of America, Ser 5, 4.000% (B)	1,100,506	23,396,757
Bank of America, Ser D, 6.204%	1,102,112	28,214,067
BB&T, Ser D, 5.850%	1,089,173	27,556,077
JPMorgan Chase, 5.500%	2,714,499	66,776,676
PNC Financial Services Group, Ser Q, 5.375%	793,996	19,730,801

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2015 (Unaudited)

PREFERRED STOCK — continued
	Shares/ Face Amount	Value

FINANCIAL SERVICES — continued
US Bancorp, 3.500% (B)	1,574,298	$34,933,673
Wells Fargo, 5.850% (B)	1,331,420	35,029,660

		235,637,711

REAL ESTATE INVESTMENT TRUST — 1.0%
Public Storage, 5.900%	1,056,385	26,958,945

Total Preferred Stock (Cost $253,310,257)		262,596,656

CORPORATE OBLIGATIONS — 6.9%
ENERGY — 1.1%
Anadarko Petroleum 5.950%, 09/15/16	$2,750,000	2,924,309
Occidental Petroleum 2.700%, 02/15/23	11,500,000	11,407,252
Total Capital 3.000%, 06/24/15	3,825,000	3,838,908
Total Capital International 2.700%, 01/25/23	13,750,000	13,715,584

		31,886,053

FINANCIAL SERVICES — 2.6%
Bank of America MTN 5.650%, 05/01/18	9,000,000	9,952,947
Barclays Bank , Ser 1 5.000%, 09/22/16	4,350,000	4,584,961
Citigroup 5.900%, 12/29/49 (B)	25,000,000	25,095,000
General Electric Capital 7.125%, 12/31/49 (B)	17,500,000	20,343,750
Toyota Motor Credit MTN 1.750%, 05/22/17	12,000,000	12,176,268

		72,152,926

TECHNOLOGY — 3.2%
Apple 0.529%, 05/03/18 (B)	24,000,000	24,071,376
Intel 3.300%, 10/01/21	14,000,000	14,812,686
Microchip Technology 1.625%, 02/15/25 (C)	33,100,000	33,844,750
Oracle 3.625%, 07/15/23	15,000,000	15,904,785

		88,633,597

Total Corporate Obligations (Cost $187,098,648)		192,672,576

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.7%
	Face Amount/ Shares	Value

FHLMC 3.750%, 03/27/19	$8,000,000	$8,736,720
2.375%, 01/13/22	29,000,000	29,632,751
1.750%, 05/30/19	31,500,000	32,031,594

		70,401,065

FNMA 1.125%, 04/27/17	26,000,000	26,248,976
0.625%, 08/26/16	36,000,000	36,075,780

		62,324,756

Total U.S. Government Agency Obligations (Cost $131,309,107)		132,725,821

U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Bond 3.375%, 11/15/19 (Cost $12,851,898)	12,250,000	13,325,697

SHORT-TERM INVESTMENT — 21.7%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (D) (Cost $607,483,326)	607,483,340	607,483,326

Total Investments — 99.4% (Cost $2,485,611,943)		$2,783,996,509

Percentages are based upon Net Assets of $2,801,958,446.

(A)	Securities considered Master Limited Partnerships. At April 30, 2015, these securities amounted $225,741,115 or 8.1% of Net Assets.

(B)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2015.

(C)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the board of Trustees.

(D)	The rate reported is the 7-day effective yield as of April 30, 2015.

ADR – American Depositary Receipt

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
APRIL 30, 2015 (Unaudited)

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of April 30, 2015 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,575,192,433	$—	$—	$1,575,192,433
Preferred Stock	262,596,656	—	—	262,596,656
Corporate Obligations	—	192,672,576	—	192,672,576
U.S. Government Agency Obligations	—	132,725,821	—	132,725,821
U.S. Treasury Obligation	—	13,325,697	—	13,325,697
Short-Term Investment	607,483,326	—	—	607,483,326

Total Investments in Securities	$2,445,272,415	$338,724,094	$—	$2,783,996,509

For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the six-month period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.6%
	Shares	Value

CONSUMER DISCRETIONARY — 20.1%
Dick’s Sporting Goods	30,700	$1,665,782
Dillard’s, Cl A	14,500	1,908,055
Foot Locker	29,550	1,756,747
Gannett	46,650	1,601,028
H&R Block	50,600	1,530,144
Home Depot	10,300	1,101,894
Lear	14,925	1,657,123
Meredith	31,000	1,613,240
Target	10,525	829,686
Thor Industries	27,375	1,647,154
TJX	24,600	1,587,684

		16,898,537

CONSUMER STAPLES — 6.1%
Colgate-Palmolive	24,225	1,629,858
McCormick	35,200	2,650,560
PepsiCo	8,875	844,190

		5,124,608

ENERGY — 4.7%
Chevron	14,200	1,577,052
Exxon Mobil	17,500	1,528,975
Occidental Petroleum	10,800	865,080

		3,971,107

FINANCIAL SERVICES — 11.9%
American International Group	30,350	1,708,401
Franklin Resources	43,250	2,229,970
Invesco	43,750	1,812,125
MetLife	32,100	1,646,409
Wells Fargo	47,000	2,589,700

		9,986,605

HEALTH CARE — 15.7%
Abbott Laboratories	38,600	1,791,812
Aetna	19,700	2,105,339

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Gilead Sciences	24,600	$2,472,546
Johnson & Johnson	25,826	2,561,939
Merck	28,225	1,681,081
UnitedHealth Group	23,450	2,612,330

		13,225,047

PRODUCER DURABLES — 14.6%
Delta Air Lines	18,700	834,768
General Dynamics	12,250	1,682,170
Honeywell International	24,450	2,467,494
Lockheed Martin	8,600	1,604,760
Pitney Bowes	74,100	1,657,617
Union Pacific	23,335	2,478,877
United Technologies	13,950	1,586,813

		12,312,499

REAL ESTATE INVESTMENT TRUST — 2.0%
Ventas	25,100	1,729,390

TECHNOLOGY — 20.5%
Accenture, Cl A	18,550	1,718,658
Amdocs	48,886	2,692,152
Apple	33,450	4,186,267
Computer Sciences	23,800	1,533,910
Intel	49,900	1,624,245
Marvell Technology Group	103,425	1,448,984
Microsoft	34,700	1,687,808
NetApp	21,300	772,125
Skyworks Solutions	9,025	832,557
TE Connectivity	11,900	791,945

		17,288,651

Total Common Stock (Cost $69,240,233)		80,536,444

SHORT-TERM INVESTMENT — 2.1%
Federated Prime Money Market Obligations Fund, 0.030% (A) (Cost $1,777,156)	1,777,156	1,777,156

Total Investments — 97.7% (Cost $71,017,389)		$82,313,600

Percentages are based upon Net Assets of $84,208,721.

(A)	The rate reported is the 7-day effective yield as of April 30, 2015.

Cl – Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
APRIL 30, 2015 (Unaudited)

As of April 30, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 94.8%
	Face Amount	Value

CONSUMER DISCRETIONARY — 22.9%
99 Cents Only Stores 11.000%, 12/15/19	$495,000	$517,275
Academy 9.250%, 08/01/19 (A)	205,000	217,812
ADT 2.250%, 07/15/17	580,000	577,100
Albea Beauty Holdings 8.375%, 11/01/19 (A)	420,000	453,600
AMC Entertainment 9.750%, 12/01/20	500,000	543,750
AMC Networks 7.750%, 07/15/21	650,000	708,500
Avis Budget Car Rental 2.984%, 12/01/17 (B)	815,000	817,038
Beazer Homes USA 8.125%, 06/15/16	140,000	148,050
6.625%, 04/15/18	340,000	352,325
Boyd Gaming 9.125%, 12/01/18	885,000	925,931
Cablevision Systems 8.625%, 09/15/17	718,000	809,545
CCO Holdings 7.375%, 06/01/20	275,000	292,875
7.000%, 01/15/19	750,000	779,062
6.500%, 04/30/21	345,000	358,498
Cequel Communications Holdings I 6.375%, 09/15/20 (A)	505,000	532,144
Chinos Intermediate Holdings A 7.750%, 05/01/19 (A)	580,000	493,000
Cumulus Media Holdings 7.750%, 05/01/19	740,000	712,250
Dana Holding 6.750%, 02/15/21	515,000	543,969
DISH DBS 4.625%, 07/15/17	500,000	514,938
4.250%, 04/01/18	350,000	356,265
Dycom Investments 7.125%, 01/15/21	375,000	392,812

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Entercom Radio 10.500%, 12/01/19	$450,000	$488,250
Family Tree Escrow 5.250%, 03/01/20 (A)	250,000	261,875
FTI Consulting 6.750%, 10/01/20	350,000	368,305
Gannett 5.125%, 10/15/19	550,000	579,563
Goodyear Tire & Rubber 8.250%, 08/15/20	350,000	369,250
GRD Holdings III 10.750%, 06/01/19 (A)	525,000	569,625
Hertz 7.500%, 10/15/18	335,000	347,981
Hilton Worldwide Finance 5.625%, 10/15/21	550,000	580,250
Hot Topic 9.250%, 06/15/21 (A)	400,000	434,000
Isle of Capri Casinos 8.875%, 06/15/20	340,000	372,300
Jarden 7.500%, 05/01/17	735,000	811,256
K Hovnanian Enterprises 7.250%, 10/15/20 (A)	580,000	607,550
KB Home 9.100%, 09/15/17	635,000	711,200
L Brands 6.900%, 07/15/17	300,000	331,875
Lennar 6.500%, 04/15/16	275,000	285,312
5.600%, 05/31/15	105,000	105,336
4.750%, 12/15/17	325,000	339,625
Live Nation Entertainment 7.000%, 09/01/20 (A)	780,000	830,700
Manitowoc 8.500%, 11/01/20	461,000	493,270
MDC Partners 6.750%, 04/01/20 (A)	250,000	253,750
MGM Resorts International 11.375%, 03/01/18	300,000	360,750
7.625%, 01/15/17	925,000	994,190
7.500%, 06/01/16	601,000	633,679
NCL 5.250%, 11/15/19 (A)	145,000	149,350
5.000%, 02/15/18	505,000	516,363
NES Rentals Holdings 7.875%, 05/01/18 (A)	550,000	563,750
New Academy Finance 8.000%, 06/15/18 (A)	605,000	609,537

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Nexstar Broadcasting 6.875%, 11/15/20	$319,000	$338,140
Nielsen Finance 4.500%, 10/01/20	430,000	437,525
Petco Animal Supplies 9.250%, 12/01/18 (A)	425,000	446,781
Pinnacle Entertainment 8.750%, 05/15/20	650,000	683,313
7.500%, 04/15/21	700,000	740,250
Sabre Holdings 8.350%, 03/15/16	310,000	327,050
Scientific Games 8.125%, 09/15/18	500,000	460,000
Serta Simmons Holdings 8.125%, 10/01/20 (A)	660,000	699,600
Service Corp International 7.000%, 06/15/17	620,000	678,900
Standard Pacific 10.750%, 09/15/16	345,000	383,813
8.375%, 05/15/18	385,000	442,269
Station Casinos 7.500%, 03/01/21	485,000	522,588
Taylor Morrison Communities 7.750%, 04/15/20 (A)	715,000	756,563
Toys R Us Property II 8.500%, 12/01/17	365,000	369,563
United Continental Holdings 6.375%, 06/01/18	370,000	393,125
United Rentals North America 7.625%, 04/15/22	355,000	391,387
7.375%, 05/15/20	275,000	296,530
William Lyon Homes 8.500%, 11/15/20	625,000	678,125
ZF North America Capital 4.000%, 04/29/20 (A)	285,000	286,781

		33,347,934

CONSUMER STAPLES — 2.8%
JBS Finance II 8.250%, 01/29/18 (A)	455,000	469,337
JBS USA 8.250%, 02/01/20 (A)	660,000	701,250
Landry’s 9.375%, 05/01/20 (A)	645,000	690,150
Rite Aid 9.250%, 03/15/20	540,000	596,700

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — continued
Smithfield Foods 7.750%, 07/01/17	$411,000	$456,210
5.250%, 08/01/18 (A)	325,000	333,125
Spectrum Brands 6.375%, 11/15/20	400,000	424,000
SUPERVALU 8.000%, 05/01/16	420,000	444,675

		4,115,447

ENERGY — 7.6%
Alta Mesa Holdings 9.625%, 10/15/18	870,000	724,275
BreitBurn Energy Partners 8.625%, 10/15/20	625,000	528,125
Carrizo Oil & Gas 8.625%, 10/15/18	550,000	574,750
Chaparral Energy 9.875%, 10/01/20	245,000	210,088
8.250%, 09/01/21	135,000	109,350
Cloud Peak Energy 8.500%, 12/15/19	250,000	231,875
Comstock Resources 9.500%, 06/15/20	425,000	212,500
Energy XXI 9.250%, 12/15/17	380,000	281,200
Energy XXI Gulf Coast 7.750%, 06/15/19	710,000	336,806
EP Energy 9.375%, 05/01/20	600,000	642,000
EXCO Resources 7.500%, 09/15/18	590,000	417,425
Exterran Holdings 7.250%, 12/01/18	610,000	623,725
Gulfport Energy 7.750%, 11/01/20	430,000	453,650
Halcon Resources 9.750%, 07/15/20	260,000	213,200
Hilcorp Energy I 8.000%, 02/15/20 (A)	365,000	377,775
Linn Energy 8.625%, 04/15/20	520,000	473,522
Northern Oil and Gas 8.000%, 06/01/20	325,000	311,594
Parker Drilling 7.500%, 08/01/20	150,000	133,875
Penn Virginia 7.250%, 04/15/19	505,000	472,175
Sabine Oil & Gas 9.750%, 02/15/17	495,000	77,963

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
SandRidge Energy 8.750%, 01/15/20	$678,000	$503,415
Swift Energy 8.875%, 01/15/20	850,000	399,500
7.125%, 06/01/17	494,000	345,800
Talos Production 9.750%, 02/15/18 (A)	655,000	563,300
Targa Resources Partners 4.125%, 11/15/19 (A)	350,000	350,875
W&T Offshore 8.500%, 06/15/19	475,000	339,625
Whiting Canadian Holding ULC 8.125%, 12/01/19	682,000	723,738
Whiting Petroleum 6.500%, 10/01/18	455,000	461,825

		11,093,951

FINANCIAL SERVICES — 9.5%
AerCap Ireland Capital 2.750%, 05/15/17 (A)	465,000	463,256
Aircastle 6.750%, 04/15/17	785,000	843,875
Ally Financial 6.250%, 12/01/17	150,000	160,687
4.750%, 09/10/18	350,000	363,563
3.500%, 07/18/16	565,000	573,475
2.750%, 01/30/17	500,000	498,250
Alphabet Holding 7.750%, 11/01/17	195,000	194,269
American Equity Investment Life Holding 6.625%, 07/15/21	275,000	294,250
CIT Group 5.250%, 03/15/18	200,000	207,300
5.000%, 05/15/17	875,000	905,625
Felcor Lodging 6.750%, 06/01/19	640,000	663,200
General Motors Financial 4.750%, 08/15/17	575,000	606,614
Hub Holdings 8.125%, 07/15/19 (A)	410,000	409,487
Icahn Enterprises 4.875%, 03/15/19	360,000	366,804
3.500%, 03/15/17	795,000	798,975
International Lease Finance 8.750%, 03/15/17	560,000	622,216
8.625%, 09/15/15	399,000	408,476
3.875%, 04/15/18	330,000	337,425

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Nationstar Mortgage 9.625%, 05/01/19	$865,000	$925,550
Navient MTN 8.450%, 06/15/18	160,000	178,512
6.000%, 01/25/17	700,000	733,250
4.625%, 09/25/17	280,000	284,900
NewStar Financial 7.250%, 05/01/20 (A)	140,000	141,750
Realogy Group 7.625%, 01/15/20 (A)	245,000	260,925
3.375%, 05/01/16 (A)	732,000	734,745
Springleaf Finance MTN 6.900%, 12/15/17	765,000	812,812
5.750%, 09/15/16	507,000	525,379
5.400%, 12/01/15	545,000	553,175

		13,868,745

HEALTH CARE — 10.6%
Alere 7.250%, 07/01/18	680,000	721,650
Aviv Healthcare Properties 7.750%, 02/15/19	575,000	597,281
Biomet 6.500%, 08/01/20	445,000	471,144
Centene 5.750%, 06/01/17	500,000	530,000
CHS 8.000%, 11/15/19	850,000	901,000
5.125%, 08/15/18	350,000	363,125
Convatec Healthcare 10.500%, 12/15/18 (A)	400,000	423,000
DJO Finance 8.750%, 03/15/18	665,000	695,224
7.750%, 04/15/18	380,000	395,261
Endo Finance & Endo Finco 7.000%, 07/15/19 (A)	615,000	641,137
Fresenius Medical Care US Finance 6.875%, 07/15/17	500,000	547,500
HCA 8.000%, 10/01/18	685,000	796,312
Health Net 6.375%, 06/01/17	515,000	547,188
HealthSouth 7.750%, 09/15/22	350,000	369,250
IASIS Healthcare 8.375%, 05/15/19	570,000	591,375
Immucor 11.125%, 08/15/19	670,000	720,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
Jaguar Holding II 9.500%, 12/01/19 (A)	$565,000	$607,375
Kinetic Concepts 10.500%, 11/01/18	560,000	602,700
Mallinckrodt International Finance 4.875%, 04/15/20 (A)	430,000	436,988
MedAssets 8.000%, 11/15/18	480,000	500,400
NBTY 9.000%, 10/01/18	560,000	582,400
Physio-Control International 9.875%, 01/15/19 (A)	362,000	386,435
Prospect Medical Holdings 8.375%, 05/01/19 (A)	680,000	724,200
Teleflex 6.875%, 06/01/19	530,000	549,213
Tenet Healthcare 8.000%, 08/01/20	725,000	758,531
Valeant Pharmaceuticals International 6.750%, 08/15/18 (A)	700,000	741,125
6.375%, 10/15/20 (A)	250,000	263,437

		15,463,501

MATERIALS & PROCESSING — 12.7%
AK Steel 8.750%, 12/01/18	380,000	402,800
Aleris International 7.625%, 02/15/18	598,000	617,435
ArcelorMittal 5.000%, 02/25/17	924,000	961,330
Ardagh Packaging Finance 9.125%, 10/15/20 (A)	600,000	642,000
3.241%, 12/15/19 (A),(B)	370,000	364,912
Ashland 3.875%, 04/15/18	325,000	334,750
3.000%, 03/15/16	570,000	573,919
BlueScope Steel Finance 7.125%, 05/01/18 (A)	465,000	483,542
Boise Cascade 6.375%, 11/01/20	625,000	657,812
Cascades 7.875%, 01/15/20	550,000	572,000
Cemex 5.233%, 09/30/15 (A),(B)	525,000	525,683
CEMEX Espana 9.875%, 04/30/19 (A)	550,000	607,409

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Commercial Metals 7.350%, 08/15/18	$520,000	$566,800
6.500%, 07/15/17	450,000	474,750
Coveris Holding 10.000%, 06/01/18 (A)	605,000	638,275
Crown Americas 6.250%, 02/01/21	430,000	452,038
FMG Resources August 2006 Pty 8.250%, 11/01/19 (A)	310,000	270,475
6.000%, 04/01/17 (A)	225,000	232,200
Global Brass & Copper 9.500%, 06/01/19	450,000	490,500
Hexion US Finance 8.875%, 02/01/18	420,000	374,325
Ineos Finance 7.500%, 05/01/20 (A)	225,000	237,780
Kaiser Aluminum 8.250%, 06/01/20	505,000	549,187
Lafarge 6.500%, 07/15/16	265,000	280,418
Millar Western Forest Products 8.500%, 04/01/21	665,000	668,325
Novelis 8.750%, 12/15/20	705,000	752,587
8.375%, 12/15/17	830,000	863,200
OMNOVA Solutions 7.875%, 11/01/18	360,000	365,400
Perstorp Holding 8.750%, 05/15/17 (A)	360,000	378,000
Polymer Group 7.750%, 02/01/19	774,000	799,155
Reynolds Group Issuer 8.250%, 02/15/21	280,000	297,850
7.125%, 04/15/19	415,000	430,044
Sappi Papier Holding GmbH 8.375%, 06/15/19 (A)	630,000	672,525
7.750%, 07/15/17 (A)	675,000	732,375
Sealed Air 8.375%, 09/15/21 (A)	250,000	281,875
Steel Dynamics 6.125%, 08/15/19	350,000	373,625
Tekni-Plex 9.750%, 06/01/19 (A)	507,000	543,757

		18,469,058

PRODUCER DURABLES — 11.9%
Air Canada 8.750%, 04/01/20 (A)	355,000	394,494
6.750%, 10/01/19 (A)	695,000	743,650

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Algeco Scotsman Global Finance 8.500%, 10/15/18 (A)	$735,000	$711,112
American Axle & Manufacturing 5.125%, 02/15/19	340,000	350,200
Aviation Capital Group 3.875%, 09/27/16 (A)	400,000	410,938
BlueLine Rental Finance 7.000%, 02/01/19 (A)	500,000	510,050
Bombardier 7.500%, 03/15/18 (A)	250,000	268,000
Casella Waste Systems 7.750%, 02/15/19	685,000	698,700
Chrysler Group 8.250%, 06/15/21	750,000	827,812
8.000%, 06/15/19	775,000	811,851
CNH Capital 3.875%, 11/01/15	450,000	452,250
3.250%, 02/01/17	725,000	725,000
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	233,005	251,646
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	340,000	360,400
Covanta Holding 7.250%, 12/01/20	700,000	742,000
HD Supply 11.500%, 07/15/20	350,000	409,500
7.500%, 07/15/20	305,000	327,112
JB Poindexter 9.000%, 04/01/22 (A)	380,000	412,300
Koppers 7.875%, 12/01/19	215,000	215,806
Kratos Defense & Security Solutions 7.000%, 05/15/19	405,000	360,450
Louisiana-Pacific 7.500%, 06/01/20	310,000	330,150
Navistar International 8.250%, 11/01/21	520,000	514,150
Nortek 10.000%, 12/01/18	200,000	210,000
8.500%, 04/15/21	390,000	421,200
Park-Ohio Industries 8.125%, 04/01/21	650,000	693,875
Schaeffler Holding Finance BV 6.875%, 08/15/18 (A)	525,000	547,313
SPL Logistics Escrow 8.875%, 08/01/20 (A)	615,000	647,288

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
TransDigm 7.500%, 07/15/21	$375,000	$403,125
Tutor Perini 7.625%, 11/01/18	625,000	648,438
US Airways 2012-1 Class C Pass- Through Trust 9.125%, 10/01/15	84,519	86,860
US Airways Group 6.125%, 06/01/18	385,000	404,972
USG 6.300%, 11/15/16	827,000	869,384
Waterjet Holdings 7.625%, 02/01/20 (A)	435,000	458,925
WireCo WorldGroup 9.500%, 05/15/17	335,000	294,800
Xerium Technologies 8.875%, 06/15/18	480,000	498,000
XPO Logistics 7.875%, 09/01/19 (A)	275,000	292,187

		17,303,938

REAL ESTATE INVESTMENT TRUST — 1.3%
Iron Mountain 7.750%, 10/01/19	190,000	201,400
iStar Financial 5.875%, 03/15/16	400,000	411,000
4.000%, 11/01/17	385,000	379,860
3.875%, 07/01/16	850,000	854,250

		1,846,510

TECHNOLOGY — 6.2%
Activision Blizzard 5.625%, 09/15/21 (A)	165,000	176,344
Amkor Technologies 7.375%, 05/01/18	925,000	943,500
Dell 5.650%, 04/15/18	25,000	26,875
3.100%, 04/01/16	570,000	574,275
Emdeon 11.000%, 12/31/19	865,000	947,175
Epicor Software 8.625%, 05/01/19	590,000	616,550
First Data 12.625%, 01/15/21	200,000	236,100
8.250%, 01/15/21 (A)	565,000	599,075
7.375%, 06/15/19 (A)	500,000	519,375
6.750%, 11/01/20 (A)	250,000	266,250
Freescale Semiconductor 6.000%, 01/15/22 (A)	395,000	426,797

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
Infor US 11.500%, 07/15/18	$771,880	$834,595
Interactive Data 5.875%, 04/15/19 (A)	435,000	439,350
j2 Global 8.000%, 08/01/20	285,000	307,800
NXP BV 3.750%, 06/01/18 (A)	315,000	323,663
3.500%, 09/15/16 (A)	535,000	543,025
SunGard Data Systems 7.375%, 11/15/18	550,000	572,000
Viasystems 7.875%, 05/01/19 (A)	665,000	699,913

		9,052,662

UTILITIES — 9.3%
Alcatel-Lucent USA 8.875%, 01/01/20 (A)	365,000	402,412
4.625%, 07/01/17 (A)	390,000	402,675
Altice Financing 7.875%, 12/15/19 (A)	200,000	212,510
Altice Finco 9.875%, 12/15/20 (A)	365,000	402,869
CenturyLink 6.000%, 04/01/17	305,000	325,587
5.150%, 06/15/17	70,000	73,409
Cincinnati Bell 8.750%, 03/15/18	678,000	693,052
8.375%, 10/15/20	300,000	318,750
CPI International 8.750%, 02/15/18	425,000	436,953
Frontier Communications 8.250%, 04/15/17	625,000	690,625
8.125%, 10/01/18	285,000	320,981
Intelsat Jackson Holdings 7.250%, 04/01/19	706,000	730,516
Intelsat Luxembourg 6.750%, 06/01/18	175,000	174,891
Level 3 Financing 8.625%, 07/15/20	300,000	325,500
3.826%, 01/15/18 (B)	510,000	513,825
NRG Energy 8.250%, 09/01/20	610,000	643,550
7.875%, 05/15/21	615,000	657,066
Numericable-SFR SAS 4.875%, 05/15/19 (A)	290,000	292,538
PAETEC Holding 9.875%, 12/01/18	255,000	268,324

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Sirius XM Radio 5.875%, 10/01/20 (A)	$390,000	$407,063
Sprint Communications 9.125%, 03/01/17	795,000	868,537
8.375%, 08/15/17	560,000	611,800
6.000%, 12/01/16	440,000	458,975
Telesat Canada 6.000%, 05/15/17 (A)	750,000	763,125
T-Mobile USA 6.542%, 04/28/20	805,000	849,235
6.464%, 04/28/19	400,000	413,000
Windstream 8.125%, 09/01/18	675,000	705,105
7.875%, 11/01/17	590,000	637,200

		13,600,073

Total Corporate Obligations (Cost $142,975,984)		138,161,819

Total Investments — 94.8% (Cost $142,975,984)		$138,161,819

Percentages are based upon Net Assets of $145,720,819.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the board of Trustees.

(B)	Floating rate security – Rate disclosed is the rate in effect on April 30, 2015.

MTN — Medium Term Note

As of April 30, 2015, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.0%
	Shares	Value

ARGENTINA — 1.2%
Tenaris	12,557	$192,803

AUSTRALIA — 0.8%
Rio Tinto	3,021	136,179

AUSTRIA — 1.7%
Voestalpine	6,710	280,935

BELGIUM — 1.8%
Anheuser-Busch InBev	2,315	281,848

FRANCE — 4.5%
BNP Paribas	4,626	292,138
Schneider Electric	3,860	288,529
Total	2,798	151,512

		732,179

GEORGIA — 1.3%
Bank of Georgia Holdings	7,792	213,992

GERMANY — 3.5%
Hannover Rueckversicherung	1,092	111,003
Henkel & KGaA	2,106	213,328
SAP	3,173	239,768

		564,099

HONG KONG — 8.1%
AIA Group	25,212	167,672
China Resources Gas Group	79,269	275,289
CNOOC	111,859	190,743
Lenovo Group	157,252	270,406
Samsonite International	43,586	158,965
Wharf Holdings	33,194	239,167

		1,302,242

JAPAN — 7.2%
Astellas Pharma	12,533	195,148
Japan Tobacco	7,894	275,665

COMMON STOCK — continued
	Shares	Value

JAPAN — continued
Keyence	514	$274,398
Nippon Telegraph & Telephone	4,219	284,888
Ship Healthcare Holdings	5,409	132,197

		1,162,296

JERSEY — 0.9%
Randgold Resources ADR	1,935	147,389

NETHERLANDS — 1.9%
ING Groep *	11,552	177,226
Unilever	2,849	124,275

		301,501

PANAMA — 1.5%
Copa Holdings, Cl A	2,221	246,287

PHILIPPINES — 1.4%
Ayala Land	267,537	231,457

SINGAPORE — 0.6%
Keppel	14,619	96,021

SOUTH KOREA — 3.9%
BNK Financial Group	11,377	170,082
Halla Visteon Climate Control	5,140	192,840
Samsung Electronics	202	264,995

		627,917

SPAIN — 0.9%
Banco Popular Espanol	27,440	142,772

SWITZERLAND — 4.0%
Roche Holding	1,415	404,910
UBS Group*	11,632	232,376

		637,286

TAIWAN — 1.5%
Taiwan Semiconductor Manufacturing	48,699	234,450

THAILAND — 3.0%
BEC World	87,311	106,536
PTT Exploration & Production	38,903	137,805
Thai Union Frozen Products PLC	398,123	246,414

		490,755

TURKEY — 0.9%
Tupras Turkiye Petrol Rafinerileri	5,926	143,940

UNITED KINGDOM — 6.2%
British American Tobacco	2,353	129,282
Informa PLC	24,875	211,848

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares/ Number of Rights	Value

UNITED KINGDOM (continued)
Lloyds Banking Group	199,306	$236,032
Persimmon	6,182	160,510
Petrofac	9,412	125,624
SABMiller	2,608	138,048

		1,001,344

UNITED STATES — 39.2%
ACE	2,555	273,359
AGCO	4,431	228,241
AT&T	5,901	204,411
Bristol-Myers Squibb	1,644	104,772
Cameron International*	3,608	197,791
Capital One Financial	3,154	255,001
Caterpillar	2,166	188,182
Dun & Bradstreet	3,265	416,843
Exxon Mobil	1,506	131,579
Freeport-McMoRan	3,324	77,349
Generac Holdings*	5,107	212,911
Honeywell International	4,596	463,828
International Business Machines	613	105,001
JPMorgan Chase	8,457	534,990
Kraft Foods Group	3,493	296,032
MetLife	5,665	290,558
Microsoft	5,431	264,164
Mondelez International, Cl A	4,703	180,454
Moody’s	5,480	589,209
Omnicom Group	4,393	332,814
Raytheon	3,136	326,144
Stanley Black & Decker	2,588	255,435
T. Rowe Price Group	2,418	196,293
Williams	3,997	204,607

		6,329,968

Total Common Stock (Cost $13,411,185)		15,497,660

RIGHTS — 0.0%
Banco Popular Espanol expires: 05/01/15*	27,440	524

(Cost $—)		524

SHORT-TERM INVESTMENT — 2.9%
	Shares	Value
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $475,635)	475,635	$475,635

Total Investments — 98.9% (Cost $13,886,820)		$15,973,819

Percentages are based upon Net Assets of $16,145,233.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2015.

ADR – American Depositary Receipt

Cl – Class

PLC – Public Limited Company

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at April 30, 2015:

Investments in Securities	Level 1	Level 2†	Level 3	Total

Common Stock
Argentina	$—	$192,803	$—	$192,803
Australia	—	136,179	—	136,179
Austria	—	280,935	—	280,935
Belgium	—	281,848	—	281,848
France	—	732,179	—	732,179
Georgia	—	213,992	—	213,992
Germany	—	564,099	—	564,099
Hong Kong	—	1,302,242	—	1,302,242
Japan	—	1,162,296	—	1,162,296
Jersey	147,389	—	—	147,389
Netherlands	—	301,501	—	301,501
Panama	246,287	—	—	246,287
Philippines	—	231,457	—	231,457
Singapore	—	96,021	—	96,021
South Korea	—	627,917	—	627,917
Spain	—	142,772	—	142,772
Switzerland	—	637,286	—	637,286
Taiwan	—	234,450	—	234,450
Thailand	—	490,755	—	490,755
Turkey	—	143,940	—	143,940
United Kingdom	—	1,001,344	—	1,001,344
United States	6,329,968	—	—	6,329,968

Total Common Stock	6,723,644	8,774,016	—	15,497,660

Rights
Spain	524	—	—	524

Total Rights	524	—	—	524

Short-Term Investment	475,635	—	—	475,635

Total Investments in Securities	$7,199,803	$8,774,016	$—	$15,973,819

†	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of closed exchanges.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
APRIL 30, 2015 (Unaudited)

For the six month period ended April 30, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for the changes in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange or market on which the investment is primarily trading. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six month period ended April 30, 2015, there were no Level 3 securities.

Amounts designated as “ —” are $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%
	Shares	Value

ARGENTINA — 1.3%
Tenaris	5,027	$77,186

AUSTRALIA — 0.6%
Rio Tinto	821	37,009

AUSTRIA — 2.0%
Voestalpine	3,005	125,814

BELGIUM — 1.7%
Anheuser-Busch InBev	871	106,043

CANADA — 1.2%
Intact Financial	954	73,481

FRANCE — 5.2%
BNP Paribas	1,160	73,256
Schneider Electric	1,271	95,005
Total	1,497	81,063
Unibail-Rodamco REIT	246	67,923

		317,247

GEORGIA — 1.5%
Bank of Georgia Holdings	3,311	90,930

GERMANY — 3.3%
Hannover Rueckversicherung	919	93,417
SAP	988	74,658
Wincor Nixdorf	1,001	37,889

		205,964

HONG KONG — 9.0%
AIA Group	10,142	67,449
ASM Pacific Technology	7,743	86,422
CNOOC	30,072	51,279
Lenovo Group	63,058	108,433
Samsonite International	17,772	64,817
SmarTone Telecommunications Holdings	61,774	112,561

COMMON STOCK — continued
	Shares	Value

VTech Holdings	4,739	$65,901

		556,862

JAPAN — 4.6%
Astellas Pharma	3,887	60,523
Japan Tobacco	2,595	90,619
Nippon Telegraph & Telephone	1,186	80,085
Ship Healthcare Holdings	2,151	52,571

		283,798

NETHERLANDS — 5.2%
Akzo Nobel	1,032	78,962
ING Groep*	5,986	91,835
Koninklijke Philips	3,039	87,050
Unilever	1,491	65,038

		322,885

NEW ZEALAND — 1.5%
SKY Network Television	19,016	91,092

PANAMA — 1.6%
Copa Holdings, Cl A	884	98,027

PHILIPPINES — 1.5%
Ayala Land	104,979	90,821

SINGAPORE — 1.1%
Keppel	9,968	65,472

SOUTH AFRICA — 0.7%
MTN Group	2,258	45,338

SOUTH KOREA — 3.2%
Halla Visteon Climate Control	2,403	90,155
Samsung Electronics GDR	213	106,628

		196,783

SWITZERLAND — 3.9%
Roche Holding	456	130,487
UBS Group*	5,593	111,733

		242,220

TAIWAN — 2.4%
Taiwan Semiconductor Manufacturing	19,828	95,458
TSRC	44,182	50,891

		146,349

THAILAND — 2.8%
BEC World	52,273	63,783
Thai Oil	876	1,551
Thai Union Frozen Products PLC	177,975	110,156

		175,490

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

TURKEY — 1.0%
Tupras Turkiye Petrol Rafinerileri	2,444	$59,364

UNITED KINGDOM — 6.0%
British American Tobacco	936	51,427
Close Brothers Group	3,404	79,569
Informa PLC	10,123	86,213
Petrofac	4,015	53,589
Segro REIT	8,741	57,423
Vodafone Group	12,151	42,810

		371,031

UNITED STATES — 36.9%
ACE	1,960	209,700
AT&T	2,776	96,161
Bristol-Myers Squibb	2,162	137,784
Capital One Financial	1,338	108,177
Dun & Bradstreet	883	112,733
Freeport-McMoRan	2,379	55,359
Honeywell International	1,920	193,767
International Business Machines	239	40,938
JPMorgan Chase	3,645	230,583
Kinder Morgan	2,732	117,340
Kraft Foods Group	1,365	115,684
MetLife	2,637	135,252
Microsoft	2,114	102,825
Mondelez International, Cl A	2,679	102,793
National Retail Properties, REIT	2,166	83,174
Raytheon	1,314	136,656
Stanley Black & Decker	991	97,812
T. Rowe Price Group	989	80,287
Verizon Communications	548	27,641
Williams	1,681	86,050

		2,270,716

Total Common Stock (Cost $5,199,981)		6,049,922

SHORT-TERM INVESTMENT — 1.6%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $97,014)	97,014	97,014

Total Investments — 99.8% (Cost $5,296,995)		$6,146,936

Percentages are based upon Net Assets of $6,160,072.
*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2015.

Cl – Class

GDR – Global Depositary Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at April 30, 2015:

Investments in Securities	Level 1	Level 2†	Level 3	Total

Common Stock
Argentina	$—	$77,186	$—	$77,186
Australia	—	37,009	—	37,009
Austria	—	125,814	—	125,814
Belgium	—	106,043	—	106,043
Canada	73,481	—	—	73,481
France	—	317,247	—	317,247
Georgia	—	90,930	—	90,930
Germany	—	205,964	—	205,964
Hong Kong	—	556,862	—	556,862
Japan	—	283,798	—	283,798
Netherlands	—	322,885	—	322,885
New Zealand	—	91,092	—	91,092
Panama	98,027	—	—	98,027
Philippines	—	90,821	—	90,821
Singapore	—	65,472	—	65,472
South Africa	—	45,338	—	45,338
South Korea	—	196,783	—	196,783
Switzerland	—	242,220	—	242,220
Taiwan	—	146,349	—	146,349
Thailand	—	175,490	—	175,490
Turkey	—	59,364	—	59,364
United Kingdom	—	371,031	—	371,031
United States	2,270,716	—	—	2,270,716

Total Common Stock	2,442,224	3,607,698	—	6,049,922

Short-Term Investment	97,014	—	—	97,014

Total Investments in Securities	$2,539,238	$3,607,698	$—	$6,146,936

†	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of closed exchanges.

For the six month period ended April 30, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for the changes in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange or market on which the investment is primarily trading. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six month period ended April 30, 2015, there were no Level 3 securities.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 88.6%
	Shares	Value

ARGENTINA — 1.2%
Tenaris ADR	107,352	$3,301,074

BRAZIL — 9.3%
Banco Bradesco	295,371	3,154,728
BB Seguridade Participacoes	215,536	2,485,179
Cielo	316,432	4,353,244
Gerdau	463,471	1,550,570
Grendene	144,574	853,639
Lojas Americanas	746,795	4,228,521
Lojas Renner	92,721	3,238,057
Petroleo Brasileiro*	1,000,803	4,334,781
Vale ADR, Cl B	40,372	310,057
Vale	266,937	1,592,966

		26,101,742

CHILE — 1.4%
Enersis	11,195,430	3,910,759

CHINA — 2.8%
Golden Eagle Retail Group	1,015,137	1,520,253
PetroChina, Cl H	3,222,750	4,156,587
Tingyi Cayman Islands Holding	323,727	683,637
WuXi PharmaTech Cayman ADR*	32,337	1,395,989

		7,756,466

EGYPT — 1.7%
Commercial International Bank Egypt	669,841	4,847,969

GEORGIA — 1.5%
Bank of Georgia Holdings	151,355	4,156,664

HONG KONG — 17.7%
AIA Group	755,559	5,024,830
ASM Pacific Technology	362,553	4,046,550
BOC Hong Kong Holdings	1,055,176	4,092,731
China Overseas Land & Investment	1,130,838	4,710,373

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
China Resources Gas Group	1,351,875	$4,694,860
CNOOC	1,626,461	2,773,461
Huabao International Holdings	5,946,095	6,678,912
Lenovo Group	2,683,302	4,614,126
Samsonite International	1,082,494	3,948,038
SmarTone Telecommunications Holdings	1,430,360	2,606,311
VTech Holdings	262,776	3,654,201
Wharf Holdings	425,959	3,069,083

		49,913,476

INDONESIA — 3.5%
Bank Mandiri Persero	4,142,473	3,407,355
Media Nusantara Citra	15,727,247	2,668,940
Telekomunikasi Indonesia Persero	19,444,365	3,910,676

		9,986,971

JERSEY — 1.6%
Randgold Resources	58,049	4,417,541

MALAYSIA — 1.3%
British American Tobacco Malaysia	202,003	3,791,987

MEXICO — 4.5%
Fomento Economico Mexicano ADR	41,408	3,747,010
Genomma Lab Internacional, Cl B*	1,268,733	1,490,195
Kimberly-Clark de Mexico, Cl A	1,804,224	3,972,539
Wal-Mart de Mexico	1,477,581	3,476,774

		12,686,518

PANAMA — 1.6%
Copa Holdings, Cl A	41,250	4,574,213

PERU — 1.6%
Credicorp	29,551	4,508,005

PHILIPPINES — 1.5%
Ayala Land	4,824,879	4,174,193

POLAND — 1.1%
Powszechna Kasa Oszczednosci Bank Polski	321,910	3,219,242

SOUTH AFRICA — 5.8%
AVI	458,079	3,139,058
Impala Platinum Holdings	297,068	1,653,331
Massmart Holdings	276,606	3,478,166

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2015 (Unaudited)

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — continued
MTN Group	202,748	$4,070,963
Woolworths Holdings	523,448	3,937,769

		16,279,287

SOUTH KOREA — 7.4%
BNK Financial Group	240,945	3,602,042
Halla Visteon Climate Control	109,143	4,094,778
Hankook Tire	94,512	3,971,880
Korea Kolmar	64,036	4,327,027
Samsung Electronics	3,626	4,756,782

		20,752,509

TAIWAN — 7.9%
Giant Manufacturing	435,162	3,753,326
Largan Precision	50,282	5,038,561
Taiwan Semiconductor Manufacturing	1,207,846	5,814,900
Tripod Technology	1,991,813	3,890,945
TSRC	3,233,863	3,724,938

		22,222,670

THAILAND — 6.0%
Kasikornbank	683,949	4,339,851
PTT Exploration & Production	816,801	2,893,338
Siam Cement	294,046	4,774,910
Thai Union Frozen Products PLC	7,895,521	4,886,845

		16,894,944

TURKEY — 7.9%
Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	3,266,467	3,773,109
Enka Insaat ve Sanayi	1,830,503	3,934,306
Ford Otomotiv Sanayi	239,135	2,955,118
Koza Altin Isletmeleri	405,546	4,236,531
TAV Havalimanlari Holding	472,450	4,153,724
Tupras Turkiye Petrol Rafinerileri	126,255	3,066,688

		22,119,476

UNITED KINGDOM — 1.3%
SABMiller	68,370	3,618,999

Total Common Stock (Cost $237,116,842)		249,234,705

EQUITY LINKED NOTES — 8.8%
INDIA — 8.8%
JPMorgan (convertible to Bharat Forge) 05/16/2017*	11,473	224,985

EQUITY LINKED NOTES — continued
	Shares	Value

INDIA — continued
JPMorgan (convertible to Bharat Forge) 04/22/2019*	247,755	$4,858,476
JPMorgan (convertible to Bharat Heavy Electricals) 02/16/2017*	204,976	762,511
JPMorgan (convertible to Bharat Heavy Electricals) 03/28/2016*	948,601	3,528,796
JPMorgan (convertible to Oil & Natural Gas Corporation) 02/08/2017*	95,729	457,585
JPMorgan (convertible to Oil & Natural Gas Corporation) 06/08/2017*	554,834	2,652,106
JPMorgan (convertible to Reliance Industries) 02/07/2017*	57,989	781,692
JPMorgan (convertible to Reliance Industries) 05/22/2019*	222,484	2,999,084
JPMorgan (convertible to Tata Consultancy Services) 03/07/2017*	99,242	3,844,635
JPMorgan (convertible to Tata Consultancy) 02/07/2017*	21,684	840,038
JPMorgan (convertible to Titan Industries) 8/24/2016	536,635	3,209,077
JPMorgan (convertible to Titan Industries) 8/14/2017*	118,740	710,065

Total Equity Linked Notes (Cost $25,565,623)		24,869,050

SHORT-TERM INVESTMENT — 3.2%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $8,961,379)	8,961,379	8,961,379

Total Investments — 100.6% (Cost $271,643,844)		$283,065,134

Percentages are based upon Net Assets of $281,511,507.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2015.

ADR – American Depository Receipt

Cl – Class

PLC – Public Limited Company

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
APRIL 30, 2015 (Unaudited)

The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at April 30, 2015:

Investments in Securities	Level 1	Level 2†	Level 3	Total

Common Stock
Argentina	$3,301,074	$—	$—	$3,301,074
Brazil	26,101,742	—	—	26,101,742
Chile	3,910,759	—	—	3,910,759
China	1,395,989	6,360,477	—	7,756,466
Egypt	—	4,847,969	—	4,847,969
Georgia	—	4,156,664	—	4,156,664
Hong Kong	—	49,913,476	—	49,913,476
Indonesia	—	9,986,971	—	9,986,971
Jersey	—	4,417,541	—	4,417,541
Malaysia	—	3,791,987	—	3,791,987
Mexico	12,686,518	—	—	12,686,518
Panama	4,574,213	—	—	4,574,213
Peru	4,508,005	—	—	4,508,005
Philippines	—	4,174,193	—	4,174,193
Poland	—	3,219,242	—	3,219,242
South Africa	—	16,279,287	—	16,279,287
South Korea	—	20,752,509	—	20,752,509
Taiwan	—	22,222,670	—	22,222,670
Thailand	—	16,894,944	—	16,894,944
Turkey	—	22,119,476	—	22,119,476
United Kingdom	—	3,618,999	—	3,618,999

Total Common Stock	56,478,300	192,756,405	—	249,234,705

Equity Linked Notes
India	—	24,869,050	—	24,869,050

Total Equity Linked Notes	—	24,869,050	—	24,869,050

Short-Term Investment	8,961,379	—	—	8,961,379

Total Investments in Securities	$65,439,679	$217,625,455	$—	$283,065,134

†	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of closed exchanges.

For the six month period ended April 30, 2015, there were transfers between Level 1 and Level 2 assets and liabilities. The primary reason for the changes in the classification between Levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange or market on which the investment is primarily trading. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six month period ended April 30, 2015, there were no Level 3 securities.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 90.5%
	Shares	Value

CONSUMER DISCRETIONARY — 2.0%
Macquarie Infrastructure Co Trust	1,800	$148,968

ENERGY — 80.8%
CONSOL Energy	4,700	152,656
Dominion Midstream Partners (A)	4,900	200,165
Enbridge	4,300	225,019
Enbridge Energy Management LLC	4,044	149,304
Energy Transfer Equity LP (A)	3,425	228,311
Energy Transfer Partners (A)	2,454	141,779
EnLink Midstream LLC	6,500	228,475
EOG Resources	600	59,370
EQT	1,700	152,898
EQT Midstream Partners LP (A)	2,100	185,220
GasLog Partners LP (A)	5,000	142,600
Kinder Morgan	8,800	377,960
MarkWest Energy Partners LP (A)	2,300	155,158
NextEra Energy Partners LP	4,400	186,428
NGL Energy Partners LP (A)	3,800	111,188
Occidental Petroleum	1,900	152,190
ONEOK	5,600	269,360
Plains GP Holdings LP, Cl A	10,300	302,820
SemGroup, Cl A	2,650	223,104
Spectra Energy	6,000	223,500
Summit Midstream Partners LP (A)	6,200	219,790
Sunoco Logistics Partners LP (A)	3,400	150,824
Targa Resources	2,800	293,916
TC Pipelines LP (A)	2,050	139,564
Teekay	4,200	208,782
TerraForm Power, Cl A	4,600	181,838
TransCanada	4,900	227,458
Transocean Partners LLC (A)	6,900	109,296
Valero Energy Partners LP (A)	4,350	220,023
VTTI Energy Partners LP	6,100	147,620
Williams	5,400	276,426
Williams Partners (A)	1,500	74,100

		6,117,142

UTILITIES — 7.7%
NiSource	5,100	221,442

COMMON STOCK — continued
	Shares	Value

UTILITIES — continued
NRG Yield, Cl A	4,400	$216,480
Sempra Energy	1,400	148,638

		586,560

Total Common Stock (Cost $6,531,582)		6,852,670

SHORT-TERM INVESTMENT — 9.2%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (B) (Cost $693,644)	693,644	693,644

Total Investments — 99.7% (Cost $7,225,226)		$7,546,314

Percentages are based upon Net Assets of $7,570,052.

(A)	Securities considered Master Limited Partnerships. At April 30, 2015, these securities amounted $2,078,018 or 27.5% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2015.

Cl – Class

LLC – Limited Liability Company

LP – Limited Partnership

As of April 30, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the six month period ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six month period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 90.1%
	Face Amount	Value

CONSUMER DISCRETIONARY — 19.4%
ACCO Brands 6.750%, 04/30/20	$25,000	$26,313
Ahern Rentals 7.375%, 05/15/23 (A)	5,000	5,000
Boyd Gaming 9.125%, 12/01/18	10,000	10,462
CCO Holdings 5.375%, 05/01/25 (A)	5,000	4,912
Cequel Communications Holdings I 5.125%, 12/15/21 (A)	7,000	7,010
Chinos Intermediate Holdings A 7.750%, 05/01/19 (A)	15,000	12,750
CSC Holdings 5.250%, 06/01/24 (A)	7,000	7,289
Cumulus Media Holdings 7.750%, 05/01/19	15,000	14,437
DISH DBS 7.750%, 05/31/15	25,000	25,063
Gannett 5.125%, 07/15/20	5,000	5,235
Hot Topic 9.250%, 06/15/21 (A)	25,000	27,125
Interval Acquisition 5.625%, 04/15/23 (A)	5,000	5,063
L Brands 6.900%, 07/15/17	20,000	22,125
Mediacom 7.250%, 02/15/22	20,000	21,400
Men’s Wearhouse 7.000%, 07/01/22 (A)	25,000	26,500
NCL 5.250%, 11/15/19 (A)	15,000	15,450
Neiman Marcus Group 8.000%, 10/15/21 (A)	10,000	10,725
Netflix 5.875%, 02/15/25 (A)	5,000	5,325
Numericable-SFR SAS 6.000%, 05/15/22 (A)	20,000	20,487

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
rue21 inc 9.000%, 10/15/21 (A)	$10,000	$8,900
Sabre GLBL 5.375%, 04/15/23 (A)	5,000	5,100
Scientific Games International 10.000%, 12/01/22 (A)	10,000	9,275
Serta Simmons Holdings 8.125%, 10/01/20 (A)	15,000	15,900
Sirius XM Radio 6.000%, 07/15/24 (A)	25,000	25,938
Standard Pacific 10.750%, 09/15/16	25,000	27,813
Station Casinos 7.500%, 03/01/21	15,000	16,162
Sun Products 7.750%, 03/15/21 (A)	25,000	22,031
TMS International 7.625%, 10/15/21 (A)	15,000	15,000
United Rentals North America 5.500%, 07/15/25	7,000	7,091
Univision Communications 8.500%, 05/15/21 (A)	25,000	26,813
5.125%, 02/15/25 (A)	5,000	5,038

		457,732

CONSUMER STAPLES — 1.5%
Constellation Brands 4.250%, 05/01/23	25,000	25,719
Hearthside Group Holdings 6.500%, 05/01/22 (A)	10,000	10,000

		35,719

ENERGY — 13.9%
Alta Mesa Holdings 9.625%, 10/15/18	10,000	8,325
Antero Resources 5.625%, 06/01/23 (A)	20,000	20,425
Approach Resources 7.000%, 06/15/21	5,000	4,512
Basic Energy Services 7.750%, 02/15/19	10,000	8,550
Blue Racer Midstream 6.125%, 11/15/22 (A)	15,000	15,600
Bonanza Creek Energy 6.750%, 04/15/21	5,000	5,087
BreitBurn Energy Partners 7.875%, 04/15/22	5,000	4,100
Carrizo Oil & Gas 8.625%, 10/15/18	25,000	26,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Chaparral Energy 7.625%, 11/15/22	$15,000	$12,000
Comstock Resources 10.000%, 03/15/20 (A)	10,000	9,800
Concho Resources 7.000%, 01/15/21	5,000	5,275
5.500%, 04/01/23	5,000	5,069
Endeavor Energy Resources 8.125%, 09/15/23 (A)	5,000	5,188
Energy XXI Gulf Coast 11.000%, 03/15/20 (A)	5,000	4,775
7.500%, 12/15/21	10,000	4,125
EXCO Resources 8.500%, 04/15/22	5,000	2,987
Gulfport Energy 6.625%, 05/01/23 (A)	5,000	5,087
Halcon Resources 8.875%, 05/15/21	15,000	11,715
Hilcorp Energy I 7.625%, 04/15/21 (A)	10,000	10,450
5.000%, 12/01/24 (A)	5,000	4,875
Laredo Petroleum 6.250%, 03/15/23	5,000	5,175
Light Tower Rentals 8.125%, 08/01/19 (A)	10,000	8,275
Linn Energy 7.750%, 02/01/21	5,000	4,300
MarkWest Energy Partners 6.750%, 11/01/20	15,000	15,675
Matador Resources 6.875%, 04/15/23 (A)	5,000	5,144
Northern Oil and Gas 8.000%, 06/01/20	5,000	4,794
Oasis Petroleum 6.875%, 03/15/22	5,000	5,088
PDC Energy 7.750%, 10/15/22	5,000	5,325
Penn Virginia 7.250%, 04/15/19	10,000	9,350
Rex Energy 6.250%, 08/01/22 (A)	10,000	7,600
Rosetta Resources 5.875%, 06/01/22	10,000	9,975
SandRidge Energy 7.500%, 03/15/21	10,000	6,875
SM Energy 6.500%, 01/01/23	10,000	10,500

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Sunoco 6.375%, 04/01/23 (A)	$5,000	$5,200
Swift Energy 7.875%, 03/01/22	20,000	9,300
Talos Production 9.750%, 02/15/18 (A)	17,000	14,620
Targa Resources Partners 5.250%, 05/01/23	10,000	10,200
Vanguard Natural Resources 7.875%, 04/01/20	5,000	4,963
WPX Energy 6.000%, 01/15/22	10,000	9,804

		326,233

FINANCIAL SERVICES — 9.9%
Aircastle 5.125%, 03/15/21	20,000	20,974
Ally Financial 8.000%, 11/01/31	5,000	6,275
5.500%, 02/15/17	25,000	26,125
Argos Merger Sub 7.125%, 03/15/23 (A)	5,000	5,250
International Lease Finance 5.750%, 05/15/16	25,000	25,844
Kennedy-Wilson 5.875%, 04/01/24	15,000	15,189
Liberty Mutual Group 7.800%, 03/15/37 (A)	10,000	12,301
Nationstar Mortgage 6.500%, 07/01/21	10,000	9,963
Navient MTN 6.000%, 01/25/17	20,000	20,950
OneMain Financial Holdings 7.250%, 12/15/21 (A)	25,000	26,469
Oppenheimer Holdings 8.750%, 04/15/18	25,000	26,156
Realogy Group 3.375%, 05/01/16 (A)	20,000	20,075
Royal Bank of Scotland Group 6.125%, 12/15/22	10,000	11,094
Springleaf Finance 5.250%, 12/15/19	7,000	7,052

		233,717

HEALTH CARE — 9.8%
Acadia Healthcare 5.625%, 02/15/23 (A)	7,000	7,157
Centene 5.750%, 06/01/17	20,000	21,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
CHS 5.125%, 08/15/18	$20,000	$20,750
Concordia Healthcare 7.000%, 04/15/23 (A)	5,000	5,075
DJO Finance 9.750%, 10/15/17	15,000	15,431
Endo Finance 7.000%, 12/15/20 (A)	10,000	10,525
Fresenius Medical Care US Finance II 5.875%, 01/31/22 (A)	10,000	10,950
Halyard Health 6.250%, 10/15/22 (A)	7,000	7,385
HCA 7.500%, 02/15/22	25,000	29,250
5.000%, 03/15/24	25,000	26,568
NBTY 9.000%, 10/01/18	25,000	26,000
Select Medical 6.375%, 06/01/21	7,000	6,969
Tenet Healthcare 8.000%, 08/01/20	20,000	20,925
Valeant Pharmaceuticals International 7.500%, 07/15/21 (A)	5,000	5,425
6.375%, 10/15/20 (A)	10,000	10,538
6.125%, 04/15/25 (A)	5,000	5,159

		229,307

MATERIALS & PROCESSING — 4.5%
ArcelorMittal 6.125%, 06/01/18	10,000	10,675
Aruba Investments 8.750%, 02/15/23 (A)	5,000	4,981
Ashland 4.750%, 08/15/22	25,000	25,625
Consolidated Container 10.125%, 07/15/20 (A)	10,000	8,700
Hexion US Finance 8.875%, 02/01/18	10,000	8,912
Optimas OE Solutions Holding 8.625%, 06/01/21 (A)	5,000	5,100
Reynolds Group Issuer 9.875%, 08/15/19	25,000	26,641
Sealed Air 6.875%, 07/15/33 (A)	15,000	15,600

		106,234

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — 13.8%
Algeco Scotsman Global Finance 10.750%, 10/15/19 (A)	$5,000	$3,997
American Airlines Group 5.500%, 10/01/19 (A)	5,000	5,162
Case New Holland Industrial 7.875%, 12/01/17	10,000	11,025
Casella Waste Systems 7.750%, 02/15/19	25,000	25,500
General Motors 6.250%, 10/02/43	20,000	23,870
H&E Equipment Services 7.000%, 09/01/22	15,000	15,713
HD Supply 11.000%, 04/15/20	20,000	22,700
Interline Brands 10.000%, 11/15/18	20,000	21,000
JB Poindexter 9.000%, 04/01/22 (A)	25,000	27,125
Kratos Defense & Security Solutions 7.000%, 05/15/19	25,000	22,250
MPG Holdco I 7.375%, 10/15/22 (A)	10,000	10,650
Navistar International 8.250%, 11/01/21	25,000	24,719
NCI Building Systems 8.250%, 01/15/23 (A)	5,000	5,300
Park-Ohio Industries 8.125%, 04/01/21	25,000	26,687
Sanmina 4.375%, 06/01/19 (A)	10,000	10,050
Stackpole International Intermediate 7.750%, 10/15/21 (A)	7,000	6,965
Tenneco 5.375%, 12/15/24	10,000	10,475
Terex 6.000%, 05/15/21	7,000	7,105
US Concrete 8.500%, 12/01/18	15,000	15,975
Waterjet Holdings 7.625%, 02/01/20 (A)	10,000	10,550
Xerium Technologies 8.875%, 06/15/18	10,000	10,375
XPO Logistics 7.875%, 09/01/19 (A)	7,000	7,438

		324,631

REAL ESTATE INVESTMENT TRUST — 1.3%
Iron Mountain 5.750%, 08/15/24	25,000	25,876

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

REAL ESTATE INVESTMENT TRUST — continued
RHP Hotel Properties 5.000%, 04/15/23 (A)	$5,000	$5,075

		30,951

TECHNOLOGY — 3.7%
CDW 5.500%, 12/01/24	10,000	10,630
5.000%, 09/01/23	10,000	10,300
Infor US 6.500%, 05/15/22 (A)	5,000	5,137
Leidos 5.500%, 07/01/33	10,000	9,535
Open Text 5.625%, 01/15/23 (A)	5,000	5,188
Project Homestake Merger 8.875%, 03/01/23 (A)	15,000	15,169
SunGard Data Systems 6.625%, 11/01/19	10,000	10,425
Unisys 6.250%, 08/15/17	20,000	21,150

		87,534

UTILITIES — 12.3%
Aegis Merger Sub 10.250%, 02/15/23 (A)	5,000	5,037
Altice 7.750%, 05/15/22 (A)	10,000	10,100
Calpine 5.500%, 02/01/24	15,000	15,000
CenturyLink 5.625%, 04/01/25 (A)	7,000	6,991
Cogent Communications Group 5.375%, 03/01/22 (A)	10,000	10,025
CPI International 8.750%, 02/15/18	25,000	25,703
Dynegy 7.625%, 11/01/24 (A)	10,000	10,750
FirstEnergy 7.375%, 11/15/31	20,000	25,482
Frontier Communications 9.000%, 08/15/31	20,000	21,050
Intelsat Luxembourg 7.750%, 06/01/21	25,000	22,969
Level 3 Financing 8.125%, 07/01/19	25,000	26,275
5.625%, 02/01/23 (A)	5,000	5,125
5.375%, 05/01/25 (A)	5,000	4,994

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value
UTILITIES — continued
SBA Communications 5.625%, 10/01/19	$7,000	$7,350
Sprint 7.125%, 06/15/24	20,000	19,225
T-Mobile USA 6.625%, 04/01/23	25,000	25,955
West 5.375%, 07/15/22 (A)	25,000	24,094
Windstream 7.500%, 04/01/23	25,000	23,688

		289,813

Total Corporate Obligations (Cost $2,104,176)		2,121,871

COMMON STOCK — 0.9%
CONSUMER DISCRETIONARY — 0.2%
Meritor*	365	4,789

ENERGY — 0.5%
Comstock Resources	1,104	5,928
EXCO Resources	3,200	6,592

		12,520

PRODUCER DURABLES — 0.2%
Navistar International*	150	4,494

Total Common Stock (Cost $21,159)		21,803

Total Investments — 91.0% (Cost $2,125,335)		$2,143,674

Percentages are based upon Net Assets of $2,356,766.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the board of Trustees.

MTN – Medium Term Note

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
APRIL 30, 2015 (Unaudited)

The following is a summary of the inputs used as of April 30, 2015 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Obligations	$—	$2,121,871	$—	$2,121,871

Common Stock	21,803	—	—	21,803

Total Investments in Securities	$21,803	$2,121,871	$—	$2,143,674

For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the six-month period ended April 30, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2015 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Assets:
Investments, at Value (Cost $101,068,030, $448,549,788, $111,652,896 and $115,432,614, respectively)	$141,590,930	$551,054,690	$127,735,920	$135,144,624
Dividends Receivable	84,156	87,413	21,020	66,782
Receivable for Capital Shares Sold	466	740,589	302,775	2,520,237
Receivable for Investment Securities Sold	—	2,126,690	547,497	656,723
Prepaid Expenses	24,961	19,958	18,274	15,612

Total Assets	141,700,513	554,029,340	128,625,486	138,403,978

Liabilities:
Payable for Investment Securities Purchased	693,036	3,811,509	878,302	1,642,853
Payable for Capital Shares Redeemed	319,474	654,506	137,336	13,582
Payable due to Investment Adviser	87,833	339,691	89,750	96,293
Payable due to Administrator	5,327	20,603	4,802	5,050
Payable due to Trustees	815	2,917	657	614
Payable for Distribution Fees	384	—	—	—
Chief Compliance Officer Fees Payable	376	1,442	289	265
Other Accrued Expenses	24,150	99,259	71,167	48,727

Total Liabilities	1,131,395	4,929,927	1,182,303	1,807,384

Net Assets	$140,569,118	$549,099,413	$127,443,183	$136,596,594

NET ASSETS CONSIST OF:
Paid-in Capital	$90,143,361	$421,212,767	$109,490,113	$117,294,398
Undistributed (Distributions in excess of) Net Investment Income	417,299	(393,643)	(53,868)	(7,403)
Accumulated Net Realized Gain on Investments	9,485,558	25,775,387	1,923,914	(402,411)
Net Unrealized Appreciation on Investments	40,522,900	102,504,902	16,083,024	19,712,010

Net Assets	$140,569,118	$549,099,413	$127,443,183	$136,596,594

Institutional Class Shares
Net Assets	$138,830,664	$549,099,413	$127,443,183	$136,596,594
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,626,588	32,342,663	8,889,750	9,620,398

Net Asset Value, Offering and Redemption Price Per Share	$11.94	$16.98	$14.34	$14.20

A Class Shares
Net Assets	$1,738,454	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	144,991	N/A	N/A	N/A

Net Asset Value, and Redemption Price Per Share	$11.99	N/A	N/A	N/A

Maximum Offering Price Per Share	$12.62	N/A	N/A	N/A

	($11.99 ÷ 95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2015 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund	Westwood Global Equity Fund
Assets:
Investments, at Value (Cost $2,485,611,943, $71,017,389, $142,975,984 and $13,886,820, respectively)	$2,783,996,509	$82,313,600	$138,161,819	$15,973,819
Cash	—	—	6,518,757	—
Receivable for Investment Securities Sold	10,274,855	3,588,214	542,075	—
Dividends and Income Receivable	6,421,223	54,177	2,797,324	41,545
Receivable for Capital Shares Sold	5,154,372	2,600	331,969	121,477
Reclaims Receivable	482,183	—	—	20,223
Receivable from Investment Adviser	—	—	—	6,338
Prepaid Expenses	81,795	15,401	26,053	12,260

Total Assets	2,806,410,937	85,973,992	148,377,997	16,175,662

Liabilities:
Payable for Investment Securities Purchased	—	1,693,256	2,521,431	—
Payable for Capital Shares Redeemed	2,432,903	57	8,831	—
Payable due to Investment Adviser	1,730,429	52,478	83,463	10,413
Payable due to Administrator	104,940	3,183	5,413	747
Payable due for Distribution Fees	44,158	—	542	—
Payable due to Trustees	14,626	464	995	83
Chief Compliance Officer Fees Payable	7,222	192	466	1
Other Accrued Expenses	118,213	15,641	36,037	19,185

Total Liabilities	4,452,491	1,765,271	2,657,178	30,429

Net Assets	$2,801,958,446	$84,208,721	$145,720,819	$16,145,233

NET ASSETS CONSIST OF:
Paid-in Capital	$2,486,251,777	$66,845,109	$153,925,200	$14,093,431
Undistributed Net Investment Income	6,523,074	270,520	7,062	78,035
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	10,799,029	5,796,881	(3,397,278)	(111,439)
Net Unrealized Appreciation (Depreciation) on Investments	298,384,566	11,296,211	(4,814,165)	2,086,999
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	(1,793)

Net Assets	$2,801,958,446	$84,208,721	$145,720,819	$16,145,233

Institutional Class Shares
Net Assets	$2,583,442,612	$84,208,721	$144,732,734	$16,145,233
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	174,767,793	7,189,235	14,964,616	1,352,953

Net Asset Value, Offering and Redemption Price Per Share	$14.78	$11.71	$9.67	$11.93

A Class Shares
Net Assets	$218,515,834	N/A	$988,085	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	14,797,626	N/A	102,174	N/A

Net Asset Value, and Redemption Price Per Share	$14.77	N/A	$9.67	N/A

Maximum Offering Price Per Share	$15.55	N/A	$9.89	N/A

	($14.77 ÷ 95.00%)	N/A	($9.67 ÷ 97.75%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
APRIL 30, 2015 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood MLP and Strategic Energy Fund	Westwood Opportunistic High Yield Fund
Assets:
Investments, at Value (Cost $5,296,995, $271,643,844, $7,225,226 and $2,125,335, respectively)	$6,146,936	$283,065,134	$7,546,314	$2,143,674
Foreign Currency, at Value (Cost $0, $206,019, $0 and $0, respectively)	—	195,702	—	—
Cash	—	—	2,844	198,309
Dividends and Income Receivable	18,551	271,582	15,124	36,020
Reclaims Receivable	11,105	21,903	—	—
Receivable from Investment Adviser	7,335	—	10,805	14,043
Receivable for Capital Shares Sold	—	1,011,164	500,000	—
Receivable for Investment Securities Sold	—	65,497	—	—
Deferred Offering Costs	—	—	773	—
Unrealized appreciation on spot contracts	—	12,495	—	—
Prepaid Expenses	11,518	20,870	833	6,229

Total Assets	6,195,445	284,664,347	8,076,693	2,398,275

Liabilities:
Payable for Investment Securities Purchased	12,843	2,872,655	486,882	21,175
Unrealized depreciation on spot contracts	—	2,177	—	—
Payable due to Investment Adviser	4,035	229,679	4,794	1,048
Payable due for Distribution Fees	—	583	—	—
Payable due to Administrator	290	12,525	257	87
Payable due to Trustees	34	278	19	15
Chief Compliance Officer Fees Payable	—	97	16	9
Payable due for Offering Costs	—	—	—	3,117
Other Accrued Expenses	18,171	34,846	14,673	16,058

Total Liabilities	35,373	3,152,840	506,641	41,509

Net Assets	$6,160,072	$281,511,507	$7,570,052	$2,356,766

NET ASSETS CONSIST OF:
Paid-in Capital	$5,353,974	$273,524,457	$7,221,154	$2,327,675
Undistributed Net Investment Income	37,460	816,396	28,173	11,740
Accumulated Net Realized (Loss) on Investments and Foreign Currency Transactions	(79,857)	(4,249,317)	(363)	(988)
Net Unrealized Appreciation on Investments	849,941	11,421,290	321,088	18,339
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	(1,446)	(1,319)	—	—

Net Assets	$6,160,072	$281,511,507	$7,570,052	$2,356,766

Institutional Class Shares
Net Assets	$6,160,072	$281,034,642	$7,570,052	$50,782
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	527,341	29,522,797	719,647	5,008

Net Asset Value, Offering and Redemption Price Per Share	$11.68	$9.52	$10.52	$10.14

Ultra Shares
Net Assets	N/A	N/A	N/A	$2,305,984
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	N/A	227,674

Net Asset Value, and Redemption Price Per Share	N/A	N/A	N/A	$10.13

A Class Shares
Net Assets	N/A	$476,865	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	50,118	N/A	N/A

Net Asset Value, and Redemption Price Per Share	N/A	$9.51	N/A	N/A

Maximum Offering Price Per Share	N/A	$10.01	N/A	N/A

	N/A	($9.51 ÷ 95.00%)	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2015 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood SMidCap Fund	Westwood SMidCap Plus Fund	Westwood SmallCap Value Fund
Investment Income
Dividends	$1,530,973	$2,703,181	$724,120	$807,626

Total Investment Income	1,530,973	2,703,181	724,120	807,626

Expenses
Investment Advisory Fees	547,006	1,998,061	452,198	489,503
Administration Fees	33,677	122,942	27,816	26,554
Distribution Fees — A Class	2,691	—	—	—
Trustees’ Fees	1,561	5,592	1,252	1,131
Chief Compliance Officer Fees	601	2,106	489	443
Transfer Agent Fees	23,334	30,937	12,905	12,345
Registration and Filing Fees	19,027	11,690	12,920	10,603
Professional Fees	13,745	19,283	13,333	13,179
Custodian Fees	12,771	12,912	3,682	4,080
Printing Fees	4,431	15,367	3,487	3,184
Shareholder Servicing Fees	—	302,926	27,044	82,304
Other Expenses	2,861	9,441	1,966	2,109

Total Expenses	661,705	2,531,257	557,092	645,435

Less:
Advisory Waiver Recapture	—	—	45,714	—
Waiver of Investment Advisory Fees	—	—	—	(11,941)
Fees Paid Indirectly	(69)	(11)	(5)	(14)

Net Expenses	661,636	2,531,246	602,801	633,480

Net Investment Income	869,337	171,935	121,319	174,146

Net Realized Gain on Investments	10,511,634	25,926,847	1,978,798	235,634
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,402,677)	5,819,192	5,945,402	3,648,756

Net Realized and Unrealized Gain on Investments	5,108,957	31,746,039	7,924,200	3,884,390

Net Increase in Net Assets Resulting from Operations	$5,978,294	$31,917,974	$8,045,519	$4,058,536

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2015 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Income Opportunity Fund	Westwood Dividend Growth Fund	Westwood Short Duration High Yield Fund	Westwood Global Equity Fund
Investment Income
Dividends	$27,680,413	$797,537	$—	$173,642
Interest	3,934,251	—	4,337,806	—
Less: Foreign Taxes Withheld	(113,943)	—	—	(7,108)

Total Investment Income	31,500,721	797,537	4,337,806	166,534

Expenses
Investment Advisory Fees	9,661,167	313,092	607,669	59,316
Administration Fees	594,127	19,266	37,431	19,901
Trustees’ Fees	26,149	883	1,814	156
Chief Compliance Officer Fees	9,781	350	695	80
Distribution Fees — A Class	279,315	—	1,483	—
Transfer Agent Fees	176,161	11,613	29,734	8,912
Printing Fees	73,718	2,476	5,044	467
Registration and Filing Fees	59,691	7,541	17,865	8,847
Custodian Fees	50,100	2,154	6,004	11,684
Professional Fees	48,240	12,822	14,124	11,827
Other Expenses	36,924	1,568	29,841	4,492

Total Expenses	11,015,373	371,765	751,704	125,682

Less:
Waiver of Investment Advisory Fees	—	—	(21,833)	(51,535)
Fees Paid Indirectly	(1,237)	(10)	(226)	(1)

Net Expenses	11,014,136	371,755	729,645	74,146

Net Investment Income	20,486,585	425,782	3,608,161	92,388

Net Realized Gain (Loss) on Investments	(5,304,484)	5,798,309	(3,088,914)	(5,401)
Net Realized Loss on Foreign Currency Transactions	—	—	—	(6,704)
Net Change in Unrealized Appreciation (Depreciation) on Investments	18,317,217	(2,285,159)	(1,389,561)	473,615
Net Change in Unrealized Depreciation on Foreign Currency Transactions	—	—	—	(561)

Net Realized and Unrealized Gain (Loss) on Investments	13,012,733	3,513,150	(4,478,475)	460,949

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,499,318	$3,938,932	$(870,314)	$553,337

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
APRIL 30, 2015 (Unaudited)

STATEMENTS OF OPERATIONS
	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood MLP and Strategic Energy Fund(1)	Westwood Opportunistic High Yield Fund(1)
Investment Income
Dividends	$80,312	$1,577,454	$66,195	$—
Interest	—	—	—	38,037
Less: Foreign Taxes Withheld	(4,509)	(129,076)	(453)	(13)

Total Investment Income	75,803	1,448,378	65,742	38,024

Expenses
Investment Advisory Fees	24,480	499,835	17,500	4,032
Administration Fees	8,443	86,067	937	334
Distribution Fees — A Class	—	570	—	—
Trustees’ Fees	66	533	49	24
Chief Compliance Officer Fees	46	220	16	9
Custodian Fees	12,508	38,434	1,315	1,315
Professional Fees	11,696	12,343	15,737	9,353
Transfer Agent Fees	8,584	18,793	7,015	13,201
Registration and Filing Fees	8,099	14,400	578	1,779
Printing Fees	219	1,482	125	67
Offering Costs	—	—	17,381	24,734
Shareholder Servicing Fees	—	—	—	11
Other Expenses	4,479	6,509	1,209	5,984

Total Expenses	78,620	679,186	61,862	60,843

Less:
Reimbursement of other operating expenses	(23,538)	—	(23,774)	(52,423)
Fees Paid Indirectly	(1)	(4)	—	(1)
Waiver of Investment Advisory Fees	(24,480)	(47,506)	(17,500)	(4,032)

Net Expenses	30,601	631,676	20,588	4,387

Net Investment Income	45,202	816,702	45,154	33,637

Net Realized Gain (Loss) on Investments	5,210	(320,136)	(363)	(988)
Net Realized Loss on Foreign Currency Transactions	(4,662)	(555,204)	—	—
Net Change in Unrealized Appreciation on Investments	236,369	11,381,407	321,088	18,339
Net Change in Unrealized Depreciation on Foreign Currency Transactions	(694)	(124)	—	—

Net Realized and Unrealized Gain on Investments	236,223	10,505,943	320,725	17,351

Net Increase in Net Assets Resulting from Operations	$281,425	$11,322,645	$365,879	$50,988

(1) Commenced operations December 29, 2014.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood SMidCap Fund
	Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Operations:
Net Investment Income	$869,337	$1,799,023	$171,935	$601,016
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	10,511,634	19,546,132	25,926,847	61,542,493
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(5,402,677)	3,616,762	5,819,192	(15,871,956)

Net Increase in Net Assets Resulting from Operations	5,978,294	24,961,917	31,917,974	46,271,553

Dividends and Distributions:

Net Investment Income:
Institutional Class	(1,680,913)	(1,491,131)	(654,251)	(2,285,479)
A Class	(6,817)	(34,741)	—	—

Net Realized Gains:
Institutional Class	(16,628,336)	(19,820,624)	(56,877,722)	(49,229,486)
A Class	(191,119)	(613,347)	—	—

Total Dividends and Distributions	(18,507,185)	(21,959,843)	(57,531,973)	(51,514,965)

Capital Share Transactions:

Institutional Class:
Issued	2,747,805	11,899,847	35,573,007	143,889,039
Reinvestment of Dividends	16,726,518	19,577,356	51,125,616	44,993,591
Redeemed	(28,174,245)	(42,717,321)	(50,937,150)	(129,293,323)

Increase (Decrease) in Institutional Class Capital Share Transactions	(8,699,922)	(11,240,118)	35,761,473	59,589,307

A Class:
Issued	21,054	724,447	N/A	N/A
Reinvestment of Dividends	197,928	648,080	N/A	N/A
Redeemed	(4,425,053)	(633,299)	N/A	N/A

Increase (Decrease) in A Class Capital Share Transactions	(4,206,071)	739,228	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,905,993)	(10,500,890)	35,761,473	59,589,307

Total Increase (Decrease) in Net Assets	(25,434,884)	(7,498,816)	10,147,474	54,345,895

Net Assets:
Beginning of Period	$166,004,002	$173,502,818	$538,951,939	$484,606,044

End of Period	$140,569,118	$166,004,002	$549,099,413	$538,951,939

Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$417,299	$1,235,692	$(393,643)	$88,673

Shares Issued and Redeemed:

Institutional Class:
Issued	227,371	965,419	2,131,967	8,409,921
Reinvestment of Dividends	1,394,848	1,684,394	3,157,675	2,714,489
Redeemed	(2,234,924)	(3,396,429)	(3,039,837)	(7,397,155)

Total Institutional Class Transactions	(612,705)	(746,616)	2,249,805	3,727,255

A Class:
Issued	1,629	58,624	N/A	N/A
Reinvestment of Dividends	16,536	55,921	N/A	N/A
Redeemed	(335,536)	(50,776)	N/A	N/A

Total A Class Transactions	(317,371)	63,769	N/A	N/A

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(930,076)	(682,847)	2,249,805	3,727,255

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A – Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SmallCap Value Fund		Westwood Income Opportunity Fund		Westwood Dividend Growth Fund
Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

$121,319	$156,042	$174,146	$219,489	$20,486,585	$33,134,648	$425,782	$801,338
1,978,798	3,955,570	235,634	6,413,744	(5,304,484)	31,988,886	5,798,309	9,292,579
5,945,402	2,980,080	3,648,756	1,692,739	18,317,217	124,799,359	(2,285,159)	214,308

8,045,519	7,091,692	4,058,536	8,325,972	33,499,318	189,922,893	3,938,932	10,308,225

(285,817)	(141,886)	(328,786)	(86,976)	(21,710,831)	(21,787,673)	(785,702)	(971,574)
—	—	—	—	(1,791,874)	(1,797,175)	—	—

(3,717,974)	(1,375,254)	(6,293,311)	(4,802,067)	(23,286,467)	(2,547,299)	(8,755,219)	(8,454,739)
—	—	—	—	(2,287,729)	(274,696)	—	—

(4,003,791)	(1,517,140)	(6,622,097)	(4,889,043)	(49,076,901)	(26,406,843)	(9,540,921)	(9,426,313)

17,450,482	94,044,139	37,097,776	61,039,240	683,635,855	806,656,252	2,944,458	3,036,459
3,990,432	1,490,442	6,518,208	4,881,129	42,367,583	22,831,960	9,477,136	9,339,702
(14,423,311)	(19,801,641)	(11,614,007)	(20,696,022)	(213,394,595)	(296,622,958)	(6,619,608)	(12,820,345)

7,017,603	75,732,940	32,001,977	45,224,347	512,608,843	532,865,254	5,801,986	(444,184)

N/A	N/A	N/A	N/A	50,222,972	97,711,093	N/A	N/A
N/A	N/A	N/A	N/A	3,649,873	1,843,616	N/A	N/A
N/A	N/A	N/A	N/A	(49,503,442)	(45,363,596)	N/A	N/A

N/A	N/A	N/A	N/A	4,369,403	54,191,113	N/A	N/A

7,017,603	75,732,940	32,001,977	45,224,347	516,978,246	587,056,367	5,801,986	(444,184)

11,059,331	81,307,492	29,438,416	48,661,276	501,400,663	750,572,417	199,997	437,728

$116,383,852	$35,076,360	$107,158,178	$58,496,902	$2,300,557,783	$1,549,985,366	$84,008,724	$83,570,996

$127,443,183	$116,383,852	$136,596,594	$107,158,178	$2,801,958,446	$2,300,557,783	$84,208,721	$84,008,724

$(53,868)	$110,630	$(6,300,714)	$147,237	$6,523,074	$9,539,194	$270,520	$630,440

1,247,524	7,053,279	2,618,961	4,340,122	46,208,979	56,425,884	245,861	251,096
291,455	117,705	468,654	369,160	2,862,532	1,596,579	807,593	819,981
(1,027,177)	(1,476,248)	(822,973)	(1,495,089)	(14,423,508)	(20,979,337)	(546,210)	(1,036,269)

511,802	5,694,736	2,264,642	3,214,193	34,648,003	37,043,126	507,244	34,808

N/A	N/A	N/A	N/A	3,396,218	6,843,542	N/A	N/A
N/A	N/A	N/A	N/A	246,798	129,260	N/A	N/A
N/A	N/A	N/A	N/A	(3,344,290)	(3,192,169)	N/A	N/A

N/A	N/A	N/A	N/A	298,726	3,780,633	N/A	N/A

511,802	5,694,736	2,264,642	3,214,193	34,946,729	40,823,759	507,244	34,808

.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Short Duration High Yield Fund		Westwood Global Equity Fund
	Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Operations:
Net Investment Income	$3,608,161	$6,632,742	$92,388	$185,473
Net Realized Loss on Investments and Foreign Currency Transactions	(3,088,914)	(304,125)	(12,105)	(108,902)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign
Currency Transactions	(1,389,561)	(3,671,035)	473,054	311,914

Net Increase (Decrease) in Net Assets Resulting from Operations	(870,314)	2,657,582	553,337	388,485

Dividends and Distributions:

Net Investment Income:
Institutional Class	(3,576,275)	(6,613,358)	(174,187)	(174,410)
A Class	(24,824)	(42,188)	—	—

Net Realized Gains:
Institutional Class	—	(138,033)	—	(3,079)
A Class	—	(705)	—	—

Return of Capital:
Institutional Class	—	(7,513)	—	—
A Class	—	(49)	—	—

Total Dividends and Distributions	(3,601,099)	(6,801,846)	(174,187)	(177,489)

Capital Share Transactions:

Institutional Class:
Issued	24,664,934	131,838,689	1,443,507	4,366,454
Reinvestment of Dividends	3,302,098	6,010,722	174,186	171,222
Redeemed	(63,404,416)	(52,083,984)	(1,441,629)	(2,437,111)

Increase (Decrease) in Institutional Class Capital Share Transactions	(35,437,384)	85,765,427	176,064	2,100,565

A Class:
Issued	769,563	811,184	N/A	N/A
Reinvestment of Dividends	9,897	28,150	N/A	N/A
Redeemed	(868,333)	(242,687)	N/A	N/A

Increase (Decrease) in A Class Capital Share Transactions	(88,873)	596,647	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(35,526,257)	86,362,074	176,064	2,100,565

Total Increase (Decrease) in Net Assets	(39,997,670)	82,217,810	555,214	2,311,561

Net Assets:
Beginning of Period	$185,718,489	$103,500,679	$15,590,019	$13,278,458

End of Period	$145,720,819	$185,718,489	$16,145,233	$15,590,019

Undistributed Net Investment Income	$7,062	$—	$78,035	$159,834

Shares Issued and Redeemed:

Institutional Class:
Issued	2,530,974	13,045,131	125,184	373,055
Reinvestment of Dividends	341,963	597,734	15,538	14,730
Redeemed	(6,563,651)	(5,150,504)	(125,727)	(208,764)

Total Institutional Class Transactions	(3,690,714)	8,492,361	14,995	179,021

A Class:
Issued	78,105	79,958	N/A	N/A
Reinvestment of Dividends	1,024	2,799	N/A	N/A
Redeemed	(89,156)	(24,303)	N/A	N/A

Total A Class Transactions	(10,027)	58,454	N/A	N/A

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(3,700,741)	8,550,815	14,995	179,021

Amounts designated as “—” are $0.

N/A – Not applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Global Dividend Fund		Westwood Emerging Markets Fund
	Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014	Period Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
Operations:
Net Investment Income	$45,202	$172,141	$816,702	$713,303
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	548	(65,423)	(875,340)	(1,975,758)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	235,675	61,220	11,381,283	2,316,326

Net Increase in Net Assets Resulting from Operations	281,425	167,938	11,322,645	1,053,871

Dividends and Distributions:

Net Investment Income:
Institutional Class	(153,241)	(108,103)	(657,761)	(465,648)
A Class	—	—	(4,409)	(6,983)

Total Dividends and Distributions	(153,241)	(108,103)	(662,170)	(472,631)

Capital Share Transactions:

Institutional Class:
Issued	330,176	1,603,356	225,628,757	9,730,368
Reinvestment of Dividends	153,240	105,156	657,760	462,845
Redeemed	(1,165,714)	(1,337,189)	(5,862,479)	(9,117,352)

Increase (Decrease) in Institutional Class Capital Share Transactions	(682,298)	371,323	220,424,038	1,075,861

A Class:
Issued	N/A	N/A	5,000	253,246
Reinvestment of Dividends	N/A	N/A	4,408	6,419
Redeemed	N/A	N/A	(53,088)	(602,698)

Decrease in A Class Capital Share Transactions	N/A	N/A	(43,680)	(343,033)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(682,298)	371,323	220,380,358	732,828

Total Increase (Decrease) in Net Assets	(554,114)	431,158	231,040,833	1,314,068

Net Assets:
Beginning of Period	$6,714,186	$6,283,028	$50,470,674	$49,156,606

End of Period	$6,160,072	$6,714,186	$281,511,507	$50,470,674

Undistributed Net Investment Income	$37,460	$145,499	$816,396	$661,864

Shares Issued and Redeemed:

Institutional Class:
Issued	29,185	140,706	24,803,423	1,025,190
Reinvestment of Dividends	13,818	9,249	73,822	53,384
Redeemed	(103,344)	(115,613)	(644,077)	(975,901)

Total Institutional Class Transactions	(60,341)	34,342	24,233,168	102,673

A Class:
Issued	N/A	N/A	530	28,440
Reinvestment of Dividends	N/A	N/A	494	742
Redeemed	N/A	N/A	(5,778)	(70,237)

Total A Class Transactions	N/A	N/A	(4,754)	(41,055)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(60,341)	34,342	24,228,414	61,618

Amounts designated as “—” are $0.

N/A – Not applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood MLP and Strategic Energy Fund	Westwood Opportunistic High Yield Fund
	Period Ended April 30, 2015 (Unaudited)	Period Ended April 30, 2015 (Unaudited)
Operations:
Net Investment Income	$45,154	$33,637
Net Realized Loss on Investments and Foreign Currency Transactions	(363)	(988)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	321,088	18,339

Net Increase in Net Assets Resulting from Operations	365,879	50,988

Dividends and Distributions:

Net Investment Income:
Institutional Class	(16,981)	(478)
Ultra Shares	—	(21,419)

Total Dividends and Distributions	(16,981)	(21,897)

Capital Share Transactions:

Institutional Class:
Issued	7,293,629	50,140
Reinvestment of Dividends	16,981	478
Redeemed	(89,456)	—

Increase in Institutional Class Capital Share Transactions	7,221,154	50,618

Ultra Shares:
Issued	N/A	2,415,092
Reinvestment of Dividends	N/A	21,419
Redeemed	N/A	(159,454)

Increase in Ultra Shares Capital Share Transactions	N/A	2,277,057

Net Increase in Net Assets from Capital Share Transactions	7,221,154	2,327,675

Total Increase in Net Assets	7,570,052	2,356,766

Net Assets:
Beginning of Period	$—	$—

End of Period	$7,570,052	$2,356,766

Undistributed Net Investment Income	$28,173	$11,740

Shares Issued and Redeemed:

Institutional Class:
Issued	726,763	4,960
Reinvestment of Dividends	1,688	48
Redeemed	(8,804)	—

Total Institutional Class Transactions	719,647	5,008

Ultra Shares:
Issued	N/A	241,388
Reinvestment of Dividends	N/A	2,144
Redeemed	N/A	(15,858)

Total Ultra Shares Transactions	N/A	227,674

Net Increase in Shares Outstanding from Share Transactions	719,647	232,682

(1) Commenced operations December 29, 2014.

Amounts designated as “—” are $0

N/A – Not applicable

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	NET ASSET VALUE BEGINNING OF PERIOD(7)	NET INVESTMENT INCOME (LOSS)^^		NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS	RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Class
2015(9)	$13.07	$0.07		$0.43	$0.50	$(0.14)	$(1.49)	$—		$(1.63)	$11.94	3.91%		$138,831	0.90%	0.90%	1.19%	15	%**
2014	12.96	0.13		1.61	1.74	(0.10)	(1.53)	—		(1.63)	13.07	15.15		159,973	0.89	0.89	1.03	47
2013	11.30	0.15		2.58	2.73	(0.16)	(0.91)	—		(1.07)	12.96	26.45		168,345	0.91	0.91	1.23	75
2012	10.15	0.16		1.14	1.30	(0.15)	—	—		(0.15)	11.30	12.97		154,231	0.96^	0.92	1.46	40
2011	9.70	0.13		0.42	0.55	(0.10)	—	—		(0.10)	10.15	5.62		215,894	1.00^	0.91	1.26	42
2010	8.64	0.10		1.04	1.14	(0.08)	—	—		(0.08)	9.70	13.24		214,416	1.00^	0.97	1.04	57
A Class
2015(9)	$13.04	$0.09		$0.40	$0.49	$(0.05)	$(1.49)	$—		$(1.54)	$11.99	3.81%		$1,738	1.14%	1.14%	1.52%	15	%**
2014	12.94	0.09		1.62	1.71	(0.08)	(1.53)	—		(1.61)	13.04	14.83		6,031	1.14	1.14	0.76	47
2013	11.28	0.11		2.59	2.70	(0.13)	(0.91)	—		(1.04)	12.94	26.19		5,158	1.16	1.16	0.96	75
2012	10.13	0.12		1.15	1.27	(0.12)	—	—		(0.12)	11.28	12.67		4,595	1.21^	1.17	1.15	40
2011	9.67	0.10		0.42	0.52	(0.06)	—	—		(0.06)	10.13	5.37		4,352	1.25^	1.16	1.02	42
2010	8.63	0.07		1.05	1.12	(0.08)	—	—		(0.08)	9.67	12.99		5,320	1.25^	1.22	0.73	57
Westwood SMidCap Fund
Institutional Class
2015(9)	$17.91	$0.01		$0.99	$1.00	$(0.02)	$(1.91)	$—		$(1.93)	$16.98	6.14%		$549,099	0.95%	0.95%	0.06%	24	%**
2014	18.38	0.02		1.45	1.47	(0.07)	(1.87)	—		(1.94)	17.91	8.90		538,952	0.95	0.95	0.11	51
2013	14.00	0.14		4.46	4.60	(0.22)	—	—		(0.22)	18.38	33.32		484,606	0.96	0.96	0.87	59
2012	14.64	0.14		1.02	1.16	(0.06)	(1.74)	—		(1.80)	14.00	9.57		385,944	0.95	0.95	1.05	37
2011	13.90	0.05		0.88	0.93	(0.05)	(0.14)	—		(0.19)	14.64	6.64		403,979	0.96	0.96	0.34	62
2010	11.28	0.06		2.61	2.67	(0.05)	—	—		(0.05)	13.90	23.72		343,751	0.99	0.99	0.47	48
Westwood SMidCap Plus Fund
Institutional Class (commenced operations on March 28, 2011)
2015(9)	$13.89	$0.01		$0.91	$0.92	$(0.03)	$(0.44)	$—		$(0.47)	$14.34	6.82%		$127,443	1.00^ %	0.92%	0.20%	22	%**
2014	13.07	0.02		1.37	1.39	(0.05)	(0.52)	—		(0.57)	13.89	11.05		116,384	1.00^	0.98	0.17	49
2013	9.81	0.06		3.26	3.32	(0.06)	—	—		(0.06)	13.07	34.05	†	35,076	1.00	1.16	0.49	55
2012	8.98	0.05		0.84	0.89	(0.03)	(0.03)	—		(0.06)	9.81	10.01	†	21,131	1.00	1.46	0.58	34
2011	10.00	0.02		(1.04)	(1.02)	—	—	—		—	8.98	10.20	†	10,874	1.00 *	2.35 *	0.37 *	31	**
Westwood SmallCap Value Fund
Institutional Class
2015(9)	$14.57	$0.02		$0.49	$0.51	$(0.04)	$(0.84)	$—		$(0.88)	$14.20	3.66	%†	$136,597	1.10%	1.12%	0.30%	27	%**
2014	14.12	0.04		1.52	1.56	(0.02)	(1.09)	—		(1.11)	14.57	11.89	†	107,158	1.10	1.12	0.26	68
2013	10.21	0.05		4.33	4.38	(0.07)	(0.40)	—		(0.47)	14.12	45.00	†	58,497	1.14	1.21	0.39	72
2012	9.24	0.04		1.38	1.42	(0.02)	(0.43)	—		(0.45)	10.21	16.21	†	32,895	1.25	1.33	0.38	68
2011	8.56	—	(1)	0.68	0.68	—	—	—		—	9.24	7.94	†	32,664	1.25	1.28	(0.01)	103
2010	7.11	(0.02)		1.47	1.45	—	—	—	(1)	—	8.56	20.42	†	30,490	1.25	1.35	(0.28)	67
Westwood Income Opportunity Fund
Institutional Class
2015(9)	$14.88	$0.12		$0.06	$0.18	$(0.13)	$(0.15)	$—		$(0.28)	$14.78	1.27%		$2,583,443	0.83%	0.83%	1.61%	11	%**
2014	13.62	0.26		1.20	1.46	(0.18)	(0.02)	—		(0.20)	14.88	10.82		2,085,017	0.84	0.84	1.79	19
2013	12.33	0.27		1.23	1.50	(0.21)	—	—		(0.21)	13.62	12.27		1,404,119	0.86^	0.86	2.07	24
2012	11.41	0.32		0.86	1.18	(0.26)	—	—		(0.26)	12.33	10.46		805,218	0.90^	0.87	2.63	24
2011	11.08	0.33		0.26	0.59	(0.26)	—	—		(0.26)	11.41	5.35		448,112	0.90^	0.89	2.93	26
2010	9.73	0.32		1.39	1.71	(0.36)	—	—		(0.36)	11.08	17.89	†	202,142	0.90	0.96	3.18	34
A Class
2015(9)	$14.87	$0.10		$0.07	$0.17	$(0.12)	$(0.15)	$—		$(0.27)	$14.77	1.15%		$218,516	1.08%	1.08%	1.38%	11	%**
2014	13.61	0.22		1.21	1.43	(0.15)	(0.02)	—		(0.17)	14.87	10.56		215,541	1.09	1.09	1.55	19
2013	12.32	0.23		1.24	1.47	(0.18)	—	—		(0.18)	13.61	12.02		145,866	1.11^	1.11	1.77	24
2012	11.40	0.28		0.87	1.15	(0.23)	—	—		(0.23)	12.32	10.22		61,662	1.15^	1.12	2.37	24
2011	11.07	0.30		0.26	0.56	(0.23)	—	—		(0.23)	11.40	5.13		25,262	1.15^	1.14	2.66	26
2010	9.73	0.27		1.41	1.68	(0.34)	—	—		(0.34)	11.07	17.55	†	6,856	1.15	1.20	2.59	34
Westwood Dividend Growth Fund‡
Institutional Class
2015(9)	$12.57	$0.06		$0.53	$0.59	$(0.11)	$(1.34)	$—		$(1.45)	$11.71	4.79%		$84,209	0.89%	0.89%	1.02%	42	%**
2014	12.57	0.12		1.38	1.50	(0.14)	(1.36)	—		(1.50)	12.57	13.30		84,009	0.91	0.91	0.98	67
2013	11.00	0.19		2.40	2.59	(0.24)	(0.78)	—		(1.02)	12.57	25.94		83,571	0.93	0.93	1.64	70
2012	11.02	0.21		0.91	1.12	(0.18)	(0.96)	—		(1.14)	11.00	11.41		81,929	0.97^	0.96	1.97	95
2011(2)	11.39	0.05		(0.42)	(0.37)	—	—	—		—	11.02	(3.25	)†	71,594	1.00 *	1.04 *	1.24 *	24	**
2011(3)	9.33	0.13		2.00	2.13	(0.07)	—	—		(0.07)	11.39	22.92	†	72,293	1.02	1.03	1.19	66
2010(3)	8.14	0.08		1.16	1.24	(0.05)	—	—		(0.05)	9.33	15.14		52,132	1.10	1.07	0.89	50

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	NET ASSET VALUE BEGINNING OF PERIOD(7)	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood Short Duration High Yield Fund
Institutional Class (commenced operations on December 28, 2011)
2015(9)	$9.90	$0.21	$(0.22)	$(0.01)	$(0.22)	$—	$—		$(0.22)	$9.67	(0.09	)%†	$144,733	0.90%		0.93%	4.46%	21	%**
2014	10.13	0.42	(0.22)	0.20	(0.42)	(0.01)	—	(1)	(0.43)	9.90	2.01	†	184,609	0.90		0.93	4.17	36
2013	10.08	0.49	0.04	0.53	(0.48)	—	—		(0.48)	10.13	5.40	†	102,957	0.90		1.06	4.86	49
2012(4)	10.00	0.46	0.02	0.48	(0.40)	—	—		(0.40)	10.08	4.91	†	37,774	0.90	*	1.44 *	5.40 *	52	**
A Class (commenced operations on June 28, 2013)
2015(9)	$9.89	$0.20	$(0.21)	$(0.01)	$(0.21)	$—	$—		$(0.21)	$9.67	(0.11	)%†	$988	1.15%		1.18%	4.21%	21	%**
2014	10.12	0.39	(0.21)	0.18	(0.40)	(0.01)	—	(1)	(0.41)	9.89	1.77	†	1,110	1.15		1.18	3.91	36
2013(5)	9.94	0.15	0.18	0.33	(0.15)	—	—		(0.15)	10.12	3.32	†	544	1.15	*	1.32 *	4.41 *	49	(8)
Westwood Global Equity Fund
Institutional Class (commenced operations on December 26, 2012)
2015(9)	$11.65	$0.07	$0.34	$0.41	$(0.13)	$—	$—		$(0.13)	$11.93	3.63	%†	$16,145	1.00%		1.70%	1.25%	9	%**
2014	11.46	0.15	0.19	0.34	(0.15)	— (1)	—		(0.15)	11.65	3.00	†	15,590	1.00		2.00	1.29	38
2013(6)	10.00	0.18	1.28	1.46	—	—	—		—	11.46	14.60	†	13,278	1.00	*	2.75 *	1.98 *	27	**
Westwood Global Dividend Fund
Institutional Class (commenced operations on December 26, 2012)
2015(9)	$11.42	$0.08	$0.46	$0.54	$(0.28)	$—	$—		$(0.28)	$11.68	4.87	%†	$6,160	1.00%		2.57%	1.48%	11	%**
2014	11.35	0.29	(0.03)	0.26	(0.19)	—	—		(0.19)	11.42	2.27	†	6,714	1.00		2.86	2.56	41
2013(6)	10.00	0.24	1.11	1.35	—	—	—		—	11.35	13.50	†	6,283	1.00	*	4.45 *	2.73 *	36	**
Westwood Emerging Markets Fund
Institutional Class (commenced operations on December 26, 2012)
2015(9)	$9.44	$0.07	$0.13	$0.20	$(0.12)	$—	$—		$(0.12)	$9.52	2.25	%†	$281,034	1.20%		1.29%	1.56%	11	%**
2014	9.31	0.13	0.09	0.22	(0.09)	—	—		(0.09)	9.44	2.43	†	49,954	1.20		1.86	1.46	28
2013(6)	10.00	0.15	(0.84)	(0.69)	—	—	—		—	9.31	(6.90	)†	48,266	1.20	*	2.08 *	1.87 *	43	**
A Class (commenced operations on December 26, 2012)
2015(9)	$9.41	$0.02	$0.17	$0.19	$(0.09)	$—	$—		$(0.09)	$9.51	2.08	%†	$477	1.45%		1.73%	0.47%	11	%**
2014	9.28	0.10	0.10	0.20	(0.07)	—	—		(0.07)	9.41	2.24	†	517	1.45		2.10	1.07	28
2013(6)	10.00	0.11	(0.83)	(0.72)	—	—	—		—	9.28	(7.20	)†	890	1.45	*	2.82 *	1.45 *	43	**
Westwood MLP & Strategic Energy Fund
Institutional Class (commenced operations on December 29, 2014)
2015(10)	$10.00	$0.07	$0.48	$0.55	$(0.03)	$—	$—		$(0.03)	$10.52	5.47	%†	$7,570	1.00%		3.00%	2.19%	9	%**
Westwood Opportunistic High Yield Fund
Institutional Shares (commenced operations on December 29, 2014)
2015(10)	$10.00	$0.06	$0.18	$0.24	$(0.10)	$—	$—		$(0.10)	$10.14	2.38	%†	$51	0.56	%(11)	9.26%	1.76%	11	%**
Ultra Shares (commenced operations on December 29, 2014)
2015(10)	$10.00	$0.16	$0.07	$0.23	$(0.10)	$—	$—		$(0.10)	$10.13	2.30	%†	$2,306	0.60%		8.27%	4.68%	11	%**

Amounts designated as “—” are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡ Effective February 4, 2011, the Westwood Dividend Growth Fund acquired all of the assets and liabilities of the McCarthy Multi Cap Stock Fund (“Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund. The fund changed its fiscal year end from June 30 to October 31 in 2011.

* Annualized.

** Not annualized.

(1) Amount less than $0.01 per share.

(2) For the period from July 1, 2011 through October 31, 2011.

(3) For the fiscal year ended June 30.

(4) For the period from December 28, 2011 through October 31, 2012.

(5) For the period from June 28, 2013 through October 31, 2013.

(6) For the period from December 26, 2012 through October 31, 2013.

(7) Year ended October 31, unless otherwise indicated.

(8) Portfolio Turnover is for the Fund for the year.

(9) For the six month period ended April 30, 2015. All ratios for the period have been annualized.

(10) Commencement of operations for the Westwood MLP & Strategic Energy Fund and the Westwood Opportunistic High Yield Fund was December 29, 2014. All ratios for the period have been annualized.

(11) Ratio reflects the impact of the initial low level average net assets associated with the commencement of operations.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 54 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood MLP and Strategic Energy Fund, and Westwood Opportunistic High Yield Fund (the “Funds”). The Westwood Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”) which reorganized through an acquisition of all assets and liabilities to the Westwood Dividend Growth Fund on February 4, 2011. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Westwood Dividend Growth Fund’s financial highlights.

Each of the Westwood Funds is classified as a “diversified”, with the exception of the Westwood MLP and Strategic Energy Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Emerging Markets Fund, and Westwood Global Equity Fund seek long-term capital appreciation. The Westwood Global Dividend Fund seeks long-term appreciation and dividend income. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood MLP and Strategic Energy Fund seeks to provide total return through a combination of capital appreciation and current income. The Westwood Opportunistic High Yield Fund seeks to maximize total return through a high level of current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Equity Linked Notes (“ELN”) are valued daily at the mean price provided by the ELN’s counterparty.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Emerging Markets Fund (the “Westwood International Funds”) use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six month period ended April 30, 2015, there have been no significant changes to the Funds’ fair valuation methodologies.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2015, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. As of and for the six month period ended April 30, 2015 there were no forward foreign currency exchange contracts held by the Funds.

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Equity Linked Notes — The Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividend or to deliver common stock at maturity.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund, Westwood MLP and Strategic Energy Fund and Westwood Opportunistic High Yield Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. As of April 30, 2015, the remaining amount still to be amortized for the Westwood MLP & Strategic Energy Fund and Westwood Opportunistic High Yield Fund was $30,019 and $26,129 respectively.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended April 30, 2015, The Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund Westwood, Westwood Global Dividend Fund, Emerging Markets Fund, Westwood MLP and Strategic Energy Fund and Westwood Opportunistic High Yield paid $33,677, $122,942, $27,816, $26,554, $594,127, $19,266, $37,431, $19,901, $8,443, $86,067, $937, and $334 respectively.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Short Duration High Yield and Westwood Emerging Markets Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s A Class Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares. For the six month period ended April 30, 2015, the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Short Duration High Yield Fund and the Westwood Emerging Markets Fund incurred $2,691, $279,315, $1,483 and $570, respectively, of distribution fees or an effective rate of 0.25%.

The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the six month period ended April 30, 2015, the Westwood SMidCap Fund, the Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund incurred $302,926, $27,044 and $82,304, respectively, of shareholder servicing fees or an effective rate of 0.06%, 0.02% and 0.07%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. During the six month period ended April 30, 2015, the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SMidCap Plus Fund, Westwood SmallCap Value Fund, Westwood Income Opportunity Fund, Westwood Dividend Growth Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund Westwood, Westwood Global Dividend Fund, Emerging Markets Fund, and Opportunistic High Yield Fund. earned credits of $69, $11, $5, $14, $1,237, $10, $226, and $1, $1, $4, and $1 respectively.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation” the “A Class Expense Limitation” and the “Ultra Shares”). The contractual waivers for the following Funds are in place through February 28, 2016.

Fund	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation
Westwood LargeCap Value Fund	0.75%	1.00%	1.25%
Westwood SmidCap Fund	0.75%	1.25%	N/A
Westwood SMidCap Plus Fund	0.75%	1.00%	N/A
Westwood SmallCap Value Fund	0.85%	1.10%	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Dividend Growth Fund	0.75%	1.00%	N/A
Westwood Short Duration High Yield Fund	0.75%	0.90%	1.15%
Westwood Global Equity Fund	0.80%	1.00%	N/A
Westwood Global Dividend Fund	0.80%	1.00%	N/A
Westwood Emerging Markets Fund	0.95%	1.20%	1.45%

The contractual waivers for the following Funds are in place through February 28, 2017.

Fund	Advisory Fee	Institutional Class Expense Limitation	Ultra Shares Expense Limitation
Westwood MLP and Strategic Energy Fund	0.85%	1.00%	N/A
Westwood Opportunistic High Yield	0.55%	0.75%	0.60%

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Adviser has entered into separate investment sub-advisory agreements with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund and Opportunistic High Yield Fund, and pays the sub-adviser out of the fee that it receives from each fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For six month period ended April 30, 2015, the Adviser recaptured previously waived fees of $45,714 for the Westwood SMidCap Plus Fund. At April 30, 2015, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived is as follows:

Fiscal Year	Subject to Repayment until April 30:	Westwood SmidCap Plus Fund	Westwood Small Cap Value Fund	Westwood Short Duration High Yield Fund	Westwood Global Equity Fund
04/30/12-04/30/13	2016	$9,883	$21,069	$138,757	$73,539
04/30/13-04/30/14	2017	19,882	27,825	89,553	159,924
04/30/14-04/30/15	2018	—	23,940	47,161	123,707

		$29,765	$72,834	$275,471	$357,170

Fiscal Year	Subject to Repayment until April 30:	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood MLP & Strategic Energy Fund	Westwood Opportunistic High Yield Fund
04/30/12-04/30/13	2016	$60,496	$103,021	$—	$—
04/30/13-04/30/14	2017	137,207	361,587	—	—
04/30/14-04/30/15	2018	111,138	212,632	41,273	56,455

		$308,841	$677,240	$41,273	$56,455

6. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the six month period ended April 30, 2015, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$21,703,439	$51,486,207	$—	$—
Westwood SMidCap Fund	127,416,110	160,826,615	—	—
Westwood SMidCap Plus Fund	29,089,880	25,720,324	—	—
Westwood SmallCap Value Fund	53,562,201	31,048,529	—	—
Westwood Income Opportunity Fund	550,851,879	199,427,763	40,586,068	22,426,165
Westwood Dividend Growth Fund	34,810,071	82,382,539	—	—
Westwood Short Duration High Yield Fund	31,677,864	59,603,760	—	—
Westwood Global Equity Fund	1,275,543	1,487,350	—	—
Westwood Global Dividend Fund	650,414	1,434,462	—	—
Westwood Emerging Markets Fund	225,722,876	12,203,074	—	—
Westwood MLP and Strategic Energy Fund	7,035,223	503,279	—	—
Westwood Opportunistic High Yield Fund	2,182,614	153,681	11,775	—

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2014	$3,794,237	$18,165,606	$—	$21,959,843
2013	2,162,023	12,108,630	—	14,270,653
Westwood SMidCap Fund
2014	5,243,982	46,270,983	—	51,514,965
2013	5,877,499	—	—	5,877,499
Westwood SMidCap Plus Fund
2014	186,129	1,331,011	—	1,517,140
2013	130,768	—	—	130,768
Westwood SmallCap Value Fund
2014	2,961,459	1,927,584	—	4,889,043
2013	763,152	786,502	—	1,549,654
Westwood Income Opportunity Fund
2014	23,584,848	2,821,995	—	26,406,843
2013	15,737,894	2,262,110	—	18,000,004
Westwood Dividend Growth Fund
2014	4,652,883	4,773,430	—	9,426,313
2013	1,923,341	5,187,796	—	7,111,137
Westwood Short Duration High Yield Fund
2014	6,685,719	108,565	7,562	6,801,846
2013	3,295,769	—	—	3,295,769
Westwood Global Equity Fund
2014	177,489	—	—	177,489
2013	—	—	—	—
Westwood Global Dividend Fund
2014	108,103	—	—	108,103
2013	—	—	—	—
Westwood Emerging Markets Fund
2014	472,631	—	—	472,631
2013	—	—	—	—

As of October 31, 2014, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings
Westwood LargeCap Value Fund	$5,969,315	$12,083,556	$—	$44,901,789	$(12)	$62,954,648
Westwood SMidCap Fund	88,679	56,876,521	—	96,535,449	(4)	153,500,645
Westwood SMidCap Plus Fund	1,021,848	2,805,853	—	10,083,640	1	13,911,342
Westwood SmallCap Value Fund	1,781,139	4,656,887	—	15,427,732	(1)	21,865,757
Westwood Income Opportunity Fund	15,482,952	19,520,007	—	296,281,294	(1)	331,284,252
Westwood Dividend Growth Fund	2,719,925	6,664,314	—	13,581,370	(8)	22,965,601
Westwood Short Duration High Yield Fund	—	—	(303,522)	(3,429,444)	(2)	(3,732,968)
Westwood Global Equity Fund	159,835	—	(92,524)	1,605,342	(1)	1,672,652
Westwood Global Dividend Fund	145,500	—	(91,680)	624,096	(2)	677,914
Westwood Emerging Markets Fund	661,863	—	(2,907,376)	(427,911)	(1)	(2,673,425)

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood Short Duration High Yield Fund	$(137,419)	$(166,103)	$(303,522)
Westwood Global Equity Fund	(92,524)	—	(92,524)
Westwood Global Dividend Fund	(80,155)	(11,525)	(91,680)
Westwood Emerging Markets Fund	(1,563,815)	(1,343,561)	(2,907,376)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at April 30, 2015, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$101,068,030	$41,780,934	$(1,258,034)	$40,522,900
Westwood SMidCap Fund	448,549,788	112,271,708	(9,766,806)	102,504,902
Westwood SMidCap Plus Fund	111,652,896	18,938,039	(2,855,015)	16,083,024
Westwood SmallCap Value Fund	115,432,614	23,092,536	(3,380,526)	19,712,010
Westwood Income Opportunity Fund	2,485,611,943	312,085,513	(13,700,947)	298,384,566
Westwood Dividend Growth Fund	71,017,389	12,044,243	(748,032)	11,296,211
Westwood Short Duration High Yield Fund	142,975,984	336,917	(5,151,082)	(4,814,165)
Westwood Global Equity Fund	13,886,820	2,762,920	(675,921)	2,086,999
Westwood Global Dividend Fund	5,296,995	1,105,066	(255,125)	849,941
Westwood Emerging Markets Fund	271,643,844	18,389,287	(6,967,997)	11,421,290
Westwood MLP and Strategic Energy Fund	7,225,226	398,112	(77,024)	321,088
Westwood Opportunistic High Yield Fund	2,125,335	32,263	(13,924)	18,339

8. Risks:

The Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund invest substantially all of their assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Funds to experience sudden and substantial price declines.

At April 30, 2015, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

9. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Other:

At April 30, 2015, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Class	2	46%
Westwood LargeCap Value Fund, A Class	2	97%
Westwood SMidCap Fund, Institutional Class	5	84%
Westwood SMidCap Plus Fund, Institutional Class	3	43%
Westwood SmallCap Value Fund, Institutional Class	3	57%
Westwood Income Opportunity Fund, Institutional Class	2	52%
Westwood Income Opportunity Fund, A Class	1	40%
Westwood Dividend Growth Fund, Institutional Class	1	71%
Westwood Short Duration High Yield Fund, Institutional Class	3	62%
Westwood Short Duration High Yield Fund, A Class	3	93%
Westwood Global Equity Fund, Institutional Class	2	93%
Westwood Global Dividend Fund, Institutional Class	1	90%
Westwood Emerging Markets Fund, Institutional Class	3	80%
Westwood Emerging Markets Fund, A Class	1	81%
Westwood MLP and Strategic Energy Fund, Institutional Class	1	97%
Westwood Opportunistic High Yield Fund, Institutional Class	1	99%
Westwood Opportunistic High Yield Fund, Ultra Shares	1	100%

11. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has a $16.3 million uncommitted, senior secured line of credit which has a maturity date of February 17, 2016. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the six month period ended April 30, 2015, there were no borrowings outstanding.

12. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2014 to April 30, 2015).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,081.10	0.90%	$4.66
Westwood LargeCap Value Fund, A Class	1,000.00	1,079.60	1.14	5.89
Westwood SMidCap Fund, Institutional Class	1,000.00	1,061.40	0.95	4.86
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,068.20	1.00	5.13
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,036.60	1.10	5.55
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,012.70	0.83	4.16
Westwood Income Opportunity Fund, A Class	1,000.00	1,011.50	1.08	5.40
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,047.90	0.89	4.52
Westwood Short Duration High Yield Fund, Institutional Class	1,000.00	999.10	0.90	4.46
Westwood Short Duration High Yield Fund, A Class	1,000.00	998.90	1.15	5.70
Westwood Global Equity Fund, Institutional Class	1,000.00	1,036.30	1.00	5.05
Westwood Global Dividend Fund, Institutional Class	1,000.00	1,048.70	1.00	5.08
Westwood Emerging Markets Fund, Institutional Class	1,000.00	1,022.50	1.20	6.02
Westwood Emerging Markets Fund, A Class	1,000.00	1,020.80	1.45	7.27

Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Class	$1,000.00	$1,020.31	0.90%	$4.53
Westwood LargeCap Value Fund, A Class	1,000.00	1,019.13	1.14	5.71
Westwood SMidCap Fund, Institutional Class	1,000.00	1,020.08	0.95	4.76
Westwood SMidCap Plus Fund, Institutional Class	1,000.00	1,019.84	1.00	5.01
Westwood SmallCap Value Fund, Institutional Class	1,000.00	1,019.34	1.10	5.51
Westwood Income Opportunity Fund, Institutional Class	1,000.00	1,020.66	0.83	4.18
Westwood Income Opportunity Fund, A Class	1,000.00	1,019.43	1.08	5.42
Westwood Dividend Growth Fund, Institutional Class	1,000.00	1,020.38	0.89	4.46
Westwood Short Duration High Yield Fund, Institutional Class	1,000.00	1,020.33	0.90	4.51
Westwood Short Duration High Yield Fund, A Class	1,000.00	1,019.09	1.15	5.76
Westwood Global Equity Fund, Institutional Class	1,000.00	1,019.84	1.00	5.01
Westwood Global Dividend Fund, Institutional Class	1,000.00	1,019.84	1.00	5.01
Westwood Emerging Markets Fund, Institutional Class	1,000.00	1,018.84	1.20	6.01
Westwood Emerging Markets Fund, A Class	1,000.00	1,017.75	1.45	7.25

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES — (continued) (Unaudited)

	Beginning Account Value 12/29/14	Ending Account Value 4/30/15	Annualized Expense Ratios	Expenses Paid During Period
Actual Fund Return
Westwood MLP and Strategic Energy Fund, Institutional Class	$1,000.00	$1,054.70	1.00%	$3.43	*
Westwood Opportunistic High Yield Fund, Institutional Class	1,000.00	1,023.80	0.56	1.90	*
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,023.00	0.60	2.03	*

Hypothetical 5% Return
Westwood MLP and Strategic Energy Fund, Institutional Class	$1,000.00	$1,013.37	1.00%	$3.36	**
Westwood Opportunistic High Yield Fund, Institutional Class	1,000.00	1,014.83	0.56	1.89	**
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,014.71	0.60	2.02	**

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 122/365 (Inception to date).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISOR AGREEMENT (Unaudited)

Westwood MLP and Strategic Energy Fund and Westwood Opportunistic High Yield Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on November 17, 2014 to decide whether to approve the following agreements (the “Agreements”) for initial two-year terms:

— the advisory agreement between Westwood Management Corp. (the “Adviser”) and the Trust, on behalf of the Westwood MLP and Strategic Energy Fund and the Westwood Opportunistic High Yield Fund (collectively, the “Funds”); and

— the sub-advisory agreement between the Adviser and SKY Harbor Capital Management, LLC (the “Sub-Adviser”), on behalf of the Westwood Opportunistic High Yield Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to the Adviser and the Sub-Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the Adviser’s and the Sub-Adviser’s compliance systems; (vii) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s and the Sub-Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Funds as well as the Funds’ proposed objectives and strategies; and (x) the Adviser’s and the Sub-Adviser’s performance in managing similar accounts.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, approved the Agreements. In considering the approval of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser; and (ii) the fees to be paid to the Adviser and the Sub-Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services to be provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel and the resources of the Adviser and the Sub-Adviser. The Trustees reviewed the terms of the proposed Agreements. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were provided to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISOR AGREEMENT — continued (Unaudited)

those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Adviser and the Sub-Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Trustees also considered that the Adviser, not the Westwood Opportunistic High Yield Fund, would pay the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee that would be payable under the sub-advisory agreement and the portion of the fee under the advisory agreement that would be retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Adviser and the Sub-Adviser. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to enter into expense limitation and fee waiver arrangements with the Funds.

Because the Funds were new and had not commenced operations, they did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser or the Sub-Adviser might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Adviser or the Sub-Adviser as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Funds’ investment performance, the Adviser’s or the Sub-Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser or the Sub-Adviser as the assets of the Funds grow, but will do so during future considerations of the Agreements.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreements for initial terms of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WHG-SA-001-1000

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: June 26, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller & CFO

Date: June 26, 2015